PROFILE

                                                      Of The

                                               DREYFUS/TRANSAMERICA
                                                 TRIPLE ADVANTAGE(R)

                                            VARIABLE AND FIXED ANNUITY
                                                     Issued by
                                           TRANSAMERICA OCCIDENTAL LIFE
                                                 INSURANCE COMPANY
                                                 November 1, 1996

                          This Profile is a summary of some of the more important points that you should know and consider before purchasing a Contract.
                         The  Contract  is  more  fully  described  in the  full
                          Prospectus which accompanies this Profile. Please read the Prospectus carefully.

1. The Annuity Contract. The Dreyfus/Transamerica Triple Advantage is a contract between you and Transamerica Occidental Life Insurance Company with both "variable" and "guaranteed" investment options. In the Contract you can invest, on a tax-deferred basis, in your choice of thirteen mutual funds ("Portfolios") in the Variable Account or in the Guaranteed Periods of the Fixed Account from Transamerica. You could lose money you invest in the Portfolios, but you could also earn more than investing in the Fixed Account options. Transamerica guarantees the safety of money invested in the Fixed Account options.

         The Contract is a deferred annuity, which means it has two phases: the accumulation phase and the annuity phase. During the accumulation phase you can make additional purchase payments to the Contract, transfer your money among the investment options, and withdraw some or all of your investment. During this phase your earnings accumulate on a tax-deferred basis, but if you withdraw money some or all of it may be taxable.

         During the annuity phase Transamerica will make periodic payments to you out of your Contract's Account Value. The dollar amount of the payments may depend on the amount of money invested and earned during the accumulation phase (and other factors, such as age and sex).

2. The Annuity Payments. You can generally decide when to end the accumulation phase and begin receiving annuity payments from Transamerica. You can choose fixed annuity payments, where the dollar amount of each payment generally stays the same, or variable payments that go up or down in dollar amount based on the investment performance of the Portfolios you select. You can choose among payments for your lifetime, or payments for the longer of your lifetime or a guaranteed period of 10, 15, or 20 years, or payments for your lifetime and the lifetime of another person.

3. Purchasing a Contract. Generally you must invest at least $5,000 to purchase a Contract, and then you can make more investments of at least $500 each ($100 each if made under the automatic payment plan and deducted from your bank account). You may cancel your Contract during the Free Look Period explained in item 10 on page 5 of this Profile.

         The Dreyfus/Transamerica Triple Advantage is designed for long-term tax-deferred accumulation of assets, generally for retirement or other long-term goals. People in high tax brackets get the most benefit from the tax deferral feature. You should not make an investment in the contract for short-term purposes or if you cannot take the risk of losing some of your investment.

4. Investment Options.   VARIABLE ACCOUNT:  You can invest your contract in any
of the following thirteen Portfolios:

   Money Market                       Socially Responsible Growth
   Managed Assets                              Growth and Income
   Zero Coupon 2000                            International Equity
   Quality Bond                                International Value
   Small Cap                                   Disciplined Stock
   Capital Appreciation                        Small Company Stock
   Stock Index

         These Portfolios are described in their own prospectuses. You can earn or lose money in any of these Portfolios.

         FIXED ACCOUNT: In most states, you can also invest your Contract in a Fixed Account option, where Transamerica guarantees the principal invested plus at least 3% interest.

5. Expenses. The Contract provides many benefits and features that you do not get with a regular mutual fund or CD investment, and it costs Transamerica money to provide these benefits, so there are charges in connection with this Contract.

         If you withdraw your money within seven years of investing it, there may be a withdrawal charge of up to 6% of the amount invested.

         Once each year we deduct an account fee of no more than $30 (there is no fee if your contract value is over $50,000).

         Insurance and administrative charges of 1.40% per year are charged against your average daily value in the Variable Account. Fees are also deducted by the Portfolios' managers, which vary from 0.25% to 1.00% per year of the amounts in the Portfolios.

         Finally, there might be premium taxes of from 0 to 3.5% of your investment on amounts you withdraw (depending on your state's law).

         The following chart shows all of these charges (except premium taxes). The $30 annual account fee is included in the first column as a charge of 0.07% of the contract value. The third column is the sum of the first two. The examples in the last two columns show the total amounts you would be charged, in dollars, if you invested $1000, the investment grew 5% each year, and you withdrew your entire investment after one year or ten years.Year 1 includes the withdrawal charge and year 10 does not.

EXAMPLES:

                                                                                          Total                Total
Variable Account              Annual              Annual               Total              Expenses at          Expenses at
Portfolio/                    Insurance           Portfolio            Annual             end of 1             end of 10
Sub-Account                   Charges             Charges              Charges            Year                 Years

Money Market                  1.47%               0.62%                2.09%              $73.93               $241.89

Managed Assets                1.47%               0.94%                2.41%              $76.95               $274.45

Zero Coupon 2000              1.47%               0.68%                2.15%              $74.50               $248.08

Quality Bond                  1.47%               0.81%                2.28%              $75.72               $261.36

Small Cap                     1.47%               0.83%                2.30%              $75.91               $263.38

Capital Appreciation          1.47%               0.85%                2.32%              $76.10               $265.40

Stock Index                   1.47%               0.39%                1.86%              $71.57               $217.78

Socially Responsible          1.47%               1.27%                2.74%              $80.05               $306.87

Growth & Income               1.47%               0.92%                2.39%              $76.76               $272.45

International Equity          1.47%               1.59%                3.06%              $83.04               $337.22

International Value           1.47%               1.50%                2.97%              $82.20               $328.79

Disciplined Stock             1.47%               1.00%                2.47%              $77.51               $280.43

Small Company                 1.47%               1.00%                2.47%              $77.51               $280.43


The Annual Portfolio Charges above may reflect expense reimbursements and fee waivers by each Portfolio's investment advisers. See the Variable Account Fee Table on page 11 of the Triple Advantage prospectus for more detailed information.

6. Federal Income Taxes. Individuals generally are not taxed on increases in the contract value until a distribution occurs (e.g., a withdrawal or annuity payment) or is deemed to occur (e.g., a pledge, loan, or assignment of the contract). If you withdraw money, earnings come out first and are taxed. Generally, some portion (sometimes all) of any distribution or deemed distribution is taxable as ordinary income. In some cases income taxes will be withheld from distributions. If you are under age 59 1/2 when you withdraw money, an additional 10% federal tax penalty may apply on the withdrawn earnings.

7. Access to Your Money. You can generally take money out at any time during the accumulation phase. After the first year, there is a "Free Withdrawal Amount" that can be taken once a year, each year, without a withdrawal charge. The Free Withdrawal Amount is at least 10% of purchase payments that have been in the contract for at least one year and, in most states, the greater of (a) 15% of the purchase payments that have been in the contract for at least one year, or
(b) the accumulated earnings on your purchase payments, not previously withdrawn. For other money withdrawn, there may be a withdrawal charge of up to 6% of your purchase payments, but there is no withdrawal charge for money that has been in the contract for seven years. Each new purchase payment made to the contract has its own seven year withdrawal charge period. In certain cases, the withdrawal charge may be waived if you are in a hospital or nursing home for a long period.

You may have to pay taxes on amounts you withdraw and there may also be a 10% tax penalty if you make withdrawals before you are 59 1/2 years old.

If you withdraw money from the fixed account option prematurely, you will forfeit some of the interest that you earned but will always receive the principal you invested plus 3% interest.

8. Past Investment Performance. The value of the money you allocate to the Portfolio(s) will go up or down, depending on the investment performance of the Portfolios you pick. The following chart shows the past investment performance on a year by year basis. These figures have already been reduced by the insurance charges, the account fee, the fund manager's fee and all the expenses of the mutual fund portfolio. But these figures do not include the withdrawal charge, which would reduce performance if it applied. Remember, past performance is no guarantee of future performance or earnings.

                                                   CALENDAR YEAR



SUB-ACCOUNT                  1995           1994           1993            1992           1991           1990           1989
-----------                  ----           ----           ----            ----           ----           ----           ----

Money Market                 4.21%          3.00%          1.86%           2.71%          4.54%          1.99%*         N/A

Managed Assets               (0.48%)        (3.48%)        26.74%          (0.41%)        8.99%          1.38%*         N/A

Zero Coupon 2000             16.35%         (5.41%)        13.52%          7.29%          17.14%         6.28%*         N/A

Quality Bond                 18.91%         (6.17%)        13.66%          10.45%         12.47%         1.92%*         N/A

Small Cap                    28.84%         4.95%          65.77%          68.98%         156.07%        1.63%*         N/A

Capital Appreciation         32.82%         1.45%          5.64%**         N/A            N/A            N/A            N/A

Stock Index                  35.92%         (0.60%)        7.75%           5.55%          27.98%         (6.52%)        3.55%****

Socially Responsible         33.67%         (0.08%)        6.69%***        N/A            N/A            N/A            N/A



       4




N/A58% and Income

International Equity         6.62%          N/A            N/A             N/A            N/A            N/A            N/A

International
Value*****                   N/A            N/A            N/A             N/A            N/A            N/A            N/A

Disciplined
Stock*****                   N/A            N/A            N/A             N/A            N/A            N/A            N/A

Small Company
Stock*****                   N/A            N/A            N/A             N/A            N/A            N/A            N/A


  *       Inception (8-31-90).
**        Inception (4-5-93).
***       Inception (10-7-93).
****      Inception (9-29-89).
*****     Inception (5-1-96) no returns available.

9. Death Benefit. If you die during the accumulation phase, then your beneficiary is guaranteed by Transamerica to receive at least the amount you invested (less any amounts you have already withdrawn), even if your investment has lost money because of the investment performance of the Portfolios you picked.

          The death benefit will be the greatest of: (1), the Account Value; (2) the Purchase Payments you've made, less any amounts you have withdrawn (less any applicable premium taxes); or (3) a "seven-year step-up" death benefit, which is the Account Value on any seven year anniversary of your purchase of the Contract (adjusted for additional investments and withdrawals since that anniversary, and less premium taxes).

            In  some  states,   your  death   benefit  will  be  at  least  your
investments, less withdrawals and premium taxes, compounded at 5% annual effective interest rate (the 5% interest stops when you or the annuitant reaches age 75, or when it has doubled the amount of your investment, whichever is earlier).

10. Other Information. The Dreyfus/Transamerica Triple Advantage variable annuity offers other features you might be interested in. These features may not be available in all states and may not be suitable for your particular situation. Some of these features include:

          FREE LOOK. After you get your Contract, you have ten days to look it over and decide if it is really right for you (this period may be longer in certain states). If you decide not to keep the Contract, you can cancel it during this period, and you will get back at least your full Account Value (this may be more or less than your investment), and no withdrawal charge will be deducted. Certain laws may require that if you cancel during this period, you are entitled to get back your full investment (even if the contract value has gone down). If one of these laws apply, then during this "free look" period your investment will be put in the Money Market Portfolio (or the Fixed Account, if you chose that).

      TELEPHONE TRANSFERS. You can generally arrange to transfer money between the investments in your contract by telephone.

          DOLLAR COST AVERAGING. You can instruct Transamerica to automatically transfer amounts from the Purchase Payments you allocated to the Money Market or Quality Bond Sub-Accounts to any of the other Sub-Accounts each month. Dollar Cost Averaging is intended to give you a lower average cost per share or unit than a single one time investment.

          SYSTEMATIC WITHDRAWAL OPTION. You can arrange to have Transamerica send you money automatically each month out of your Contract during the accumulation phase. There are limits on the amounts, but the withdrawal charge will not apply (the payments may be taxable and subject to the penalty tax under age 59 1/2 ).

          AUTOMATIC PAYOUT OPTION. Certain pension and retirement plans require that certain amounts be distributed from the plan at certain ages. You can arrange to have such amounts distributed automatically during the accumulation phase.

11.       INQUIRIES.   You can get more information and have your questions
answered by writing or calling:

                  Transamerica Annuity Service Center
                  P.O. Box 31848
                  Charlotte, North Carolina 28231-1848
                  (800) 258-4260

                                                   ["Front Green Cover"]





                                 PROSPECTUS FOR

                    DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE(R)
                      May 1, 1996, revised November 1, 1996

                          A Variable Annuity Issued by
                             Transamerica Occidental
                             Life Insurance Company

                         Including Fund Prospectuses for

                        DREYFUS VARIABLE INVESTMENT FUND
                                November 1, 1996
               THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.
                                   May 1, 1996
                            DREYFUS STOCK INDEX FUND
                     May 1, 1996, revised September 1, 1996

                    DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE(R)
                                VARIABLE ANNUITY
                                    Issued by
                     TRANSAMERICA OCCIDENTAL LIFE INSURANCE
                  COMPANY 1150 South Olive Street, Los Angeles,
                        California 90015, (213) 742-2111.

         This Prospectus describes the Dreyfus/Transamerica Triple Advantage Variable Annuity, a variable annuity contract (the "Contract") issued by Transamerica Occidental Life Insurance Company ("Transamerica"). The Contract is designed to aid individuals in long-term financial planning and for retirement or other long-term purposes.
         The Owner may allocate Purchase Payments to one or more Sub-Accounts of Separate Account VA- 2L (the "Variable Account"), to the available Guarantee Periods of the Fixed Account (which credit interest at guaranteed annual rates), or to both.
         The Account Value, except for amounts in the Fixed Account, will vary in accordance with the investment performance of the Portfolios in which the selected Sub-Accounts are invested. The Owner bears the entire investment risk under the Contract for all amounts allocated to the Variable Account. Amounts allocated to the Fixed Account are guaranteed by Transamerica to accrue a Guaranteed Interest Rate if held for the entire Guarantee Period chosen by the Owner. There is no guaranteed or minimum withdrawal value for amounts in the Variable Account; the Cash Surrender Value or Annuity Purchase Amount could be less than the Purchase Payments invested in the Contract.
         This Prospectus sets forth the basic information that a prospective investor should know before investing. A "Statement of Additional Information" containing more detailed information about the Contract is available free by writing Transamerica Occidental Life Insurance Company, Annuity Service Center, at P.O. Box 31848, Charlotte, North Carolina 28231-1848, or by calling (800) 258-4260. The Statement of Additional Information, which has the same date as this Prospectus, as it may be supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Please read this prospectus carefully and retain it for future reference.
                   The date of this Prospectus is May 1, 1996,
                            Revised November 1, 1996.
This Prospectus must be accompanied by current prospectuses for Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, and The Dreyfus Socially Responsible Growth Fund, Inc.

------------------------------------------------------------------------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.
-------------------------------------------------------------------------------

      An investment in the Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is the Contract federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investing in the Contract involves certain investment risks, including possible loss of principal.

         The Contract provides for monthly Annuity Payments to be made by Transamerica on a fixed or a variable or combination of a fixed and variable basis for the life of the Annuitant or for some other period, beginning on the first day of the month following the Annuity Date selected by the Owner. Prior to the Annuity Date, the Owner can transfer amounts between and among the Guarantee Periods of the Fixed Account and the Sub-Accounts of the Variable Account. Some prohibitions and restrictions apply. After the Annuity Date, some transfers are permitted among the Sub-Accounts if the Owner selects a Variable Annuity Payment Option. Before the Annuity Date, the Owner can also elect to withdraw all or a portion of the Cash Surrender Value in exchange for a cash payment from Transamerica; however, withdrawals may be subject to a Contingent Deferred Sales Load, premium taxes, federal tax and/or a tax penalty, an interest adjustment (for Fixed Account withdrawals) and, upon surrender, the annual Account Fee may also be deducted.
         The Variable Account is divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific Portfolio. Thirteen Portfolios are currently available for investment under the Contract: the Money Market, Managed Assets, Zero Coupon 2000, Quality Bond, Small Cap, Capital Appreciation, Growth and Income, International Equity, International Value, Disciplined Stock, and Small Company Stock Portfolios of Dreyfus Variable Investment Fund; the Dreyfus Stock Index Fund; and The Dreyfus Socially Responsible Growth Fund, Inc. Certain fees and expenses are charged against the assets of each Portfolio. The Account Value and the amount of any variable Annuity Payments will vary to reflect the investment performance of the Sub-Account(s) selected by the Owner and the deduction of the Contract charges described under "Charges and Deductions" page
35. For more information about the Funds, see "The Funds" page 21 and the accompanying Funds' prospectuses.
         The Fixed Account is divided into Guarantee Periods, each of which has its own Guaranteed Interest Rate and its own Expiration Date. Purchase Payments allocated or Account Value transferred to the Guarantee Periods of the Fixed Account will be credited with interest of at least 3% per year. Transamerica may, in its discretion, declare interest rates for Guarantee Periods in excess of the 3% minimum annual rate; it is never obligated to declare more than a 3% annual rate. Amounts withdrawn or transferred from a Guarantee Period prior to its Expiration Date will be subject to an interest adjustment which will reduce the interest credited to the 3% minimum rate. (See "The Fixed Account" page 24.)
         The Initial Purchase Payment for each Contract must be at least $5,000, and generally each additional Purchase Payment must be at least $500, unless an automatic payment plan is selected. The prior approval of Transamerica is required before it will accept total Purchase Payments for any Contract in excess of $1,000,000.
         The Dreyfus/Transamerica Triple Advantage Variable Annuity will be issued as a certificate under a group annuity contract in some states and as an individual annuity contract in other states. The term "Contract" as used herein refers to both the individual contract and the certificates issued under the group contract.

TABLE OF CONTENTS
                                                                        Page
DEFINITIONS.................................................................5
SUMMARY.....................................................................8
CONDENSED FINANCIAL INFORMATION............................................17
PERFORMANCE DATA...........................................................19
TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY AND THE
 VARIABLE ACCOUNT..........................................................20
         Transamerica Occidental Life Insurance Company....................20
         Published Ratings.................................................20
         The Variable Account..............................................20
THE FUNDS..................................................................21
THE FIXED ACCOUNT..........................................................24
         Guarantee Periods.................................................25
         Interest Adjustment...............................................25
         Expiration of a Guarantee Period..................................25
THE CONTRACT...............................................................26
         Qualified Contracts...............................................26
APPLICATION AND PURCHASE PAYMENTS..........................................27
         Purchase Payments.................................................27
         Allocation of Purchase Payments...................................27
ACCOUNT VALUE..............................................................28
TRANSFERS..................................................................29
         Before the Annuity Date...........................................29
         Telephone Transfers...............................................29
         Possible Restrictions.............................................30
         Dollar Cost Averaging.............................................30
         After the Annuity Date............................................30
CASH WITHDRAWALS...........................................................30
         Withdrawals.......................................................30
         Systematic Withdrawal Option......................................32
         Automatic Payout Option (APO).....................................32
         Restrictions under Section 403(b) Programs........................33
DEATH BENEFIT..............................................................33
         Payment of Death Benefit..........................................34
         Designation of Beneficiaries......................................34
         Death of Annuitant Prior to the Annuity Date......................34
         Death of Contract Owner Prior to the Annuity Date.................34
         Death of Annuitant or Owner After the Annuity Date................34
CHARGES AND DEDUCTIONS.....................................................35
         Contingent Deferred Sales Load....................................35
         Administrative Charges............................................36
         Mortality and Expense Risk Charge.................................37
         Premium Taxes.....................................................37
         Transfer Fee......................................................37
         Systematic Withdrawal Option......................................38
         Taxes.............................................................38
         Portfolio Expenses................................................38
         Interest Adjustment...............................................38

TABLE OF CONTENTS CONTINUED


ANNUITY PAYMENTS............................................................38
         Annuity Date.......................................................38
         Annuity Payment....................................................38
         Election of Annuity Forms and Payment Options......................39
         Annuity Payment Options............................................39
         Fixed Annuity Payment Option.......................................39
         Variable Annuity Payment Option....................................39
         Annuity Forms......................................................40
         Alternate Fixed Annuity Rates......................................41
FEDERAL TAX MATTERS.........................................................41
         Introduction.......................................................41
         Taxation of Annuities..............................................42
         Qualified Contract.................................................43
         Possible Changes in Taxation.......................................44
         Other Tax Consequences.............................................44
         General............................................................44
DISTRIBUTION OF THE CONTRACT................................................45
LEGAL PROCEEDINGS...........................................................45
LEGAL MATTERS...............................................................45
ACCOUNTANTS.................................................................45
VOTING RIGHTS...............................................................45
AVAILABLE INFORMATION.......................................................46
STATEMENT OF ADDITIONAL
INFORMATION - TABLE OF CONTENTS.............................................47
APPENDIX A.................................................................A-1
         Example of Variable Accumulation Unit Value Calculations..........A-1
         Example of Variable Annuity Unit Value Calculations...............A-1
         Example of Variable Annuity Payment Calculations..................A-1







                                       The  Contract  is  not  available  in all
states.

DEFINITIONS

Account: The account established and maintained under the Contract to which the Owner's Net Purchase Payments are credited. Account Value: The Account Value is equal to the sum of: (a) the Fixed Accumulated Value, plus (b) the Variable Accumulated Value. Active Sub-Account: A Sub-Account of the Variable Account in which the Contract has current value. Annuitant: The person whose life is used to determine the amount of monthly Annuity Payments on the Annuity Date. Annuitant's Beneficiary: The person or persons named by the Owner who may receive the death benefits under the Contract if: (a) there is no named Contingent Annuitant and the Annuitant dies before the Annuity Date; or (b) the Annuitant dies after the Annuity Date under an Annuity Form containing a period certain option. Annuity Date: The date on which the Annuity Purchase Amount will be applied to provide an Annuity under the Annuity Form and Payment Option selected by the Owner. Unless a different Annuity Date is elected under the annuity provisions, the Annuity Date will be as shown in the Contract. Annuity
Payment: An amount paid by Transamerica at regular intervals to the Annuitant and/or any other Payee. It may be on a variable or fixed basis. Annuity Purchase
Amount: The Annuity Purchase Amount is the amount applied as a single premium to provide an annuity under the Annuity Form and Payment Option elected by the Owner. The Annuity Purchase Amount is equal to: (a) the Account Value; less (b) any interest adjustment; less (c) any applicable Contingent Deferred Sales Load; and less (d) any applicable premium taxes. In determining the Annuity Purchase Amount, Transamerica will waive the Contingent Deferred Sales Load if the Annuity Form elected involves life contingencies and the Annuity Date occurs on or after the third Contract Anniversary. Annuity Year: A one-year period starting on the Annuity Date and, after that, each succeeding one-year period. Cash Surrender Value: The amount payable to the Owner if the Contract is surrendered on or before the Annuity Date. The Cash Surrender Value is equal to:
(a) the Account Value; less (b) reductions for the annual Account Fee, if any; less (c) any interest adjustment; less (d) any applicable Contingent Deferred Sales Load; and less (e) any applicable premium taxes. Code: The U.S. Internal Revenue Code of 1986, as amended, and the rules and regulations issued thereunder. Contingent Annuitant: The person who: (a) becomes the Annuitant if the Annuitant dies before the Annuity Date; or (b) may receive benefits under the Contract if the Annuitant dies after the Annuity Date under an Annuity Form containing a contingent annuity option. Contract: An individual annuity contract issued to an individual by Transamerica or a certificate issued to an individual which evidences his or her coverage under a group annuity contract. Contract
Anniversary: The same month and day as the Contract Date in each calendar year after the calendar year in which the Contract Date occurs. Contract Date: The effective date of the Contract as shown on the Contract. Contract Year: The 12-month period from the Contract Date and ending with the day before the Contract Anniversary and each twelve month period thereafter. The first Contract Year for any particular net Purchase Payment is the Contract Year in which the Purchase Payment is received by the Service Center. Expiration Date: The last day of a Guarantee Period. Fixed Account: The Fixed Account contains one or more Guarantee Periods to which all or portions of Net Purchase Payments and transfers may be allocated. The Fixed Account assets are general assets of Transamerica and are distinguishable from those allocated to a separate account of Transamerica. Fixed Accumulated Value: The total dollar amount of all Guarantee Amounts held under the Fixed Account for the Contract prior to the Annuity Date. The Fixed Accumulated Value is determined without regard to any interest adjustment. Fixed Annuity: An annuity with predetermined payment amounts. Free Look Period: The period of time, beginning on the date the Owner receives the Contract, during which the Owner has the right to cancel the Contract. The length of this period depends upon the state of issuance.

Funds: Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, and The Dreyfus Socially Responsible Growth Fund, Inc., in which the Variable Account currently invests. Guarantee Amount: The Guarantee Amount is equal to: (a) the amount of the Net Purchase Payment or transfer allocated to a particular Guarantee Period with a particular Expiration Date; less (b) any withdrawals or transfers made from that Guarantee Period; less (c) any applicable Transfer Fees; less (d) any reductions for the annual Account Fee; and plus (e) interest credited. Guarantee Period: The period for which a Guaranteed Interest Rate is credited which shall not be less than one year. Guaranteed Interest Rate: The effective annual rate of interest credited by Transamerica to a Guarantee Amount during any Guarantee Period. Inactive Sub-Account: A Sub-Account of the Variable Account in which the Contract has a zero balance. Joint Owners: Must be husband and wife as of the Contract Date (except in Pennsylvania). Net Investment
Factor: An index that measures the investment performance of a Sub-Account from one Valuation Period to the next. Net Purchase Payment: A Purchase Payment reduced by any applicable premium tax (including retaliatory premium taxes). Non-Qualified Contract: A Contract other than a Qualified Contract. Owner: The person or persons who, while living, control(s) all rights and benefits under an individual annuity contract or under a certificate issued under a group annuity contract. Owner's Beneficiary: The person who becomes the Owner if the Owner dies. If the Contract has Joint Owners, the surviving Joint Owner will be the Owner's Beneficiary. Payee: The person who receives the annuity payments after the Annuity Date. The Payee will be the Annuitant, unless otherwise changed by the Owner. Portfolio: Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., or any one of the Series of Dreyfus Variable Investment Fund underlying a Sub-Account of the Variable Account. Proof of Death: May be: (a) a copy of a certified death certificate; (b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; (c) a written statement by a medical doctor who attended the deceased; or (d) any other proof satisfactory to Transamerica. Qualified Contract: A Contract used in connection with an individual retirement annuity which receives favorable federal income tax treatment under Section 408 of the Code. Receipt: Receipt and acceptance by Transamerica at its Service Center. Series: Any of the Portfolios of Dreyfus Variable Investment Fund available for investment by a Sub-Account under the Contract. Service Center: Transamerica's Annuity Service Center, at P.O. Box 31848 Charlotte, North Carolina 28231-1848, and at telephone (800) 258-4260. Socially Responsible Fund: The Dreyfus Socially Responsible Growth Fund, Inc., a diversified open-end management investment company. Stock Index Fund: Dreyfus Stock Index Fund, a non-diversified open-end management investment company. Sub-Account: A subdivision of the Variable Account investing solely in shares of one of the Portfolios. Valuation Day: Any day the New York Stock Exchange is open for trading. Valuation occurs currently as of 4:00 p.m. ET each Valuation Day. Valuation Period: The time interval between the closing of the New York Stock Exchange on consecutive Valuation Days. Variable Account: Separate Account VA-2L, a separate account established and maintained by Transamerica for the investment of a portion of its assets pursuant to Section 10506 of the California Insurance Code. The Variable Account contains several Sub-Accounts to which all or portions of Net Purchase Payments and transfers may be allocated. Variable Accumulated Value: The total dollar amount of all Variable Accumulation Units under each Sub-Account of the Variable Account held for the Contract prior to the Annuity Date. The Variable Accumulated Value prior to the Annuity Date is equal to: (a) Net Purchase Payments allocated to the Sub-Accounts; plus or minus
(b) any
increase or decrease in the value of the assets of the Sub-Accounts due to investment results; less (c) the daily Mortality and Expense Risk Charge; less
(d) the daily Administrative Expense Charge; less (e) any reductions for the annual Account Fee; plus or minus (f) amounts transferred from or to the Fixed Account; less (g) any applicable Transfer Fees; and less (h) withdrawals from the Sub-Accounts. Variable Accumulation Unit: A unit of measure used to determine the Account Value prior to the Annuity Date. The value of a Variable Accumulation Unit varies with each Sub-Account. Variable Annuity: An annuity with payments which vary as to dollar amount in relation to the investment performance of specified Sub-Accounts of the Variable Account. Variable Annuity
Unit: A unit of measure used to determine the amount of the second and each subsequent payment under a Variable Annuity Payment Option. The value of a Variable Annuity Unit varies with each Sub-Account. Variable Fund: Dreyfus Variable Investment Fund, an open-end management investment company.
Withdrawals: Refers to partial withdrawals, full surrenders, and systematic withdrawals that are paid in cash to the Owner.

SUMMARY

The Contract
  The Flexible Purchase Payment Multi-Funded Deferred Annuity Contract described in this Prospectus is designed to aid individuals in long-term financial planning and for retirement or other long-term purposes. The Contract may be used in connection with a retirement plan which qualifies as a retirement program under Sections 403(b) or 408 of the Code, with various types of qualified pension and profit sharing plans under Section 401 of the Code, or with non-qualified plans. Contracts qualified under Sections 401 and 403(b) may not be available in all states. The Contract is issued by Transamerica Occidental Life Insurance Company ("Transamerica"), a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which in turn is a direct subsidiary of Transamerica Corporation. Its principal office is at 1150 South Olive Street, Los Angeles, California 90015, telephone (213) 742-2111.
         The term "Contract" as used herein refers to either the individual annuity contract or to a certificate issued under a group annuity contract. The term "Owner" refers to the owner of the individual contract or the owner of the certificate, as appropriate.
         Transamerica will establish and maintain an Account for each individual annuity contract and for each certificate issued under a group contract. Each Owner will receive either an individual annuity contract, or a certificate evidencing the Owner's coverage under a group annuity contract. The Contract provides that the Account Value, after certain adjustments, will be applied to an Annuity Form and Payment Option on a selected future date ("Annuity Date").
         The Owner may allocate all or portions of Net Purchase Payments to one or more Sub-Accounts of the Variable Account, to the available Guarantee Periods of the Fixed Account which guarantees a minimum fixed return, or to both.
         The Account Value prior to the Annuity Date, except for amounts in the Fixed Account, will vary depending on the investment experience of each Sub-Account of the Variable Account selected by the Owner. All payments and values provided under the Contract when based on the investment experience of the Variable Account are variable and are not guaranteed as to dollar amount. Therefore, prior to the Annuity Date the Owner bears the entire investment risk under the Contract for amounts allocated to the Variable Account.
         There is no guaranteed or minimum Cash Surrender Value, so the proceeds of a surrender could be less than the total Purchase Payments.
         The initial Purchase Payment for each Contract must be at least $5,000 and, generally, each additional Purchase Payment must be at least $500 unless an automatic payment plan is selected. In no event, however, may the total of all Purchase Payments under a Contract exceed $1,000,000 without the prior approval of Transamerica.
         An additional Net Purchase Payment allocated to an Inactive Sub-Account or to a new Guarantee Period
may not be less than $1,000. (See "Application and Purchase Payments" page 27.) The Variable Account
         The Variable Account is a separate account (Separate Account VA-2L) that is subdivided into Sub-Accounts. (See "The Variable Account" page 20.) Assets of each Sub-Account are invested in a specified mutual fund Portfolio. Each Sub-Account uses its assets to purchase, at their net asset value, shares of a specific Series of Dreyfus Variable Investment Fund or shares in the Dreyfus Stock Index Fund or The Dreyfus Socially Responsible Growth Fund, Inc. (together "The Funds"). Thirteen Portfolios are currently available for investment in the Variable Account under the Contract: (1) Money Market, (2) Managed Assets, (3) Zero Coupon 2000, (4) Quality Bond, (5) Small Cap, (6) Capital Appreciation, (7) Growth and Income, (8) International Equity, (9) International Value, (10) Disciplined Stock, and (11) Small Company Stock, each of which is a Series of Dreyfus Variable Investment Fund; (12) the Dreyfus Stock Index Fund; and (13) The Dreyfus Socially Responsible Growth Fund, Inc. Each Portfolio has distinct investment objectives and policies which are described in the accompanying prospectuses for the Funds. (See "The Funds" page 21.)
         The Funds pay their investment advisers and administrators certain fees charged against the assets of each Portfolio. The Account Value, if any, of a Contract and the amount of any Variable Annuity Payments will vary to reflect the investment performance of all of the Sub-Accounts selected by the Owner and the deduction of the charges described under "Charges and Deductions" page 35. For more information about the Funds, see "The
Funds" page 21 and the accompanying Funds' prospectuses.
The Fixed Account
         Each Net Purchase Payment, or portion thereof, allocated to the Fixed Account, as well as each amount transferred to the Fixed Account, will establish a new Guarantee Period. Each Guarantee Period will have its own Guaranteed Interest Rate (which will be at least 3% per year) and its own Expiration Date. Amounts allocated to a new Guarantee Period must be at least $1,000. Amounts withdrawn or transferred from a Guarantee Period prior to its Expiration Date will be subject to an interest adjustment which will reduce the interest credited to the 3% minimum rate. (See "The Fixed Account" page 24.) Transfers Before the Annuity Date
         Prior to the Annuity Date, the Owner may transfer values between and among the Guarantee Periods of the Fixed Account and the Sub-Accounts of the Variable Account. Total transfers are limited to eighteen during a Contract Year. See "Transfers" on page 29 for additional limitations regarding transfers.
         Transamerica currently does not impose a Transfer Fee, but it reserves the right to charge a Transfer Fee for each transfer in excess of six made during the same Contract Year. (See "Transfer Fee" page 38.) Amounts transferred from a Guarantee Period prior to its Expiration Date will be subject to an interest adjustment which
will reduce the interest credited to the 3% minimum rate. (See "The Fixed Account" page 24.) (For Transfers after the Annuity Date, see "After the Annuity Date" page 31.)
Withdrawals
         All or part of the Cash Surrender Value for a Contract may be withdrawn by the Owner on or before the Annuity Date. No partial withdrawals will be permitted while the Systematic Withdrawal Option is in effect. However, amounts withdrawn may be subject to a Contingent Deferred Sales Load depending upon how long the withdrawn Purchase Payments have been held under the Contract. TRANSAMERICA GUARANTEES THAT THE AGGREGATE CONTINGENT DEFERRED SALES LOAD WILL NEVER EXCEED 6% OF THE PURCHASE PAYMENTS. (See "Contingent Deferred Sales Load" page 35.) Amounts withdrawn may be subject to a premium tax or similar tax, depending upon the state in which the Owner lives. Withdrawals may further be subject to any federal, state or local income tax, and subject to a penalty tax. Withdrawals from Section 403(b) annuities may be subject to severe restrictions. (See "Federal Tax Matters" page 41.) The annual Account Fee generally will be deducted on a full surrender of a Contract. (See "Withdrawals" page 31 for additional limitations regarding withdrawals.)
         Amounts withdrawn from a Guarantee Period prior to its Expiration Dat will be subject to an interest adjustment which will reduce the interest credited to the 3% minimum rate.
(See "The Fixed Account" page 24.)
Transamerica may delay payment of any withdrawal from the Fixed Account for up to six months. (See "Cash
Withdrawals" page 31.)
Contingent Deferred Sales Load
          Transamerica does not deduct a sales charge from Purchase Payments (although premium taxes may be deducted). However, if any part of the Account Value is withdrawn, a Contingent Deferred Sales Load of up to 6% of Purchase Payments may be assessed by Transamerica to cover certain expenses relating to the sale of the Contracts, including commissions to registered representatives and other promotional expenses. After a Purchase Payment has been held by Transamerica for seven Contract Years, it may be withdrawn without charge. In addition, no Contingent Deferred Sales Load is assessed on death, on transfers, or on certain annuitizations.
         After the first Contract Year, certain amounts may be withdrawn free of a Contingent Deferred Sales Load. This "Free Withdrawal Amount" will be at least
(a) 10% of Purchase Payments more than one year old, or (b) the greater of earnings or 15% of Purchase Payments more than one year old, depending on the state of issuance. In addition, in certain states the Contingent Deferred Sales Load is waived on a withdrawal if the Owner is confined to a hospital or nursing care facility for 45 days out of a continuous 60 day period. (See "Contingent Deferred Sales Load" page 35 and "Withdrawals" page 31.)

Other Charges and Deductions
         Transamerica deducts a daily charge (the "Mortality and Expense Risk Charge") equal to a percentage of the value of the net assets in the Variable Account for the mortality and expense risks assumed. The effective annual rate of this charge is 1.25% of the value of the net assets in the Variable Account attributable to the Contracts. (See "Mortality and Expense Risk Charge" page 37.) TRANSAMERICA GUARANTEES THAT THIS MORTALITY AND EXPENSE RISK CHARGE WILL NOT BE INCREASED.
         Transamerica also deducts a daily charge (the "Administrative Expense Charge") equal to a percentage of the value of the net assets in the Variable Account corresponding to an effective annual rate of 0.15% to help cover some of the costs of administering the Contracts and the Variable Account. This charge may change, but it is guaranteed not to exceed a maximum effective annual rate of 0.25% (See "Administrative Charges" page 36.) There is also an administrative charge (the "Account Fee") each year for Contract maintenance. This fee currently is $30 (or 2% of the Account Value, if less) deducted at the end of the Contract Year. This fee may change but it is guaranteed not to exceed $60 (or 2% of the Account Value, if less) per Contract Year. In certain states, if the Account Value is over $50,000 on the last business day of the Contract Year, or as of the date the Contract is surrendered if earlier, the Account Fee will be waived for that year. After the Annuity Date this fee is referred to as the Annuity Fee. The Annuity Fee is $30 and will not change. (See "Administrative Charges" page 36.)
         Currently, no Transfer Fees are imposed. However, for each transfer in excess of six during a Contract Year, a Transfer Fee may be imposed equal to no more than $10. (See "Transfer Fee" page 38.)
         Charges for state premium taxes (including retaliatory premium taxes) will be imposed in some states. Depending on the applicability of such state taxes, the charges could be deducted from premiums, from amounts withdrawn, and/or from the Annuity Purchase Amount upon annuitization. (See "Premium Taxes" page 37.)
         In addition, amounts withdrawn or transferred out of a Guarantee Period of the Fixed Account prior to its Expiration Date will be subject to an interest adjustment which will reduce the interest earned to the 3% minimum annual rate.

Variable Account Fee Table
         The purpose of this table is to assist in understanding the various costs and expenses that the Owner will bear directly and indirectly. The table reflects expenses of the Variable Account as well as of the Portfolios. The table assumes that the entire Account Value is in the Variable Account. The information set forth should be considered together with the narrative provided under the heading "Charges and Deductions" on page 35 of this Prospectus, and with the Funds' prospectuses. In addition to the expenses listed below, premium taxes may be applicable. Contract Transaction Expenses(1)
         Sales Load Imposed on Purchase Payments                             0
         Maximum Contingent Deferred Sales Load(2)                           6%
-------------------------------------------------------------------------------

                Range of Contingent Deferred Sales Load Over Time
                                                       ontingent Deferred
Contract Years since                                      Sales Load
Purchase Payments Receipt                                 Percentage
     Less than 2 years                                         6%
     2 years but less than 4 years                             5%
     4 years but less than 6 years                             4%
     6 years but less than 7 years                             2%
     7 or more                                                 0%
-------------------------------------------------------------------------------

     Transfer Fee(3)                                            0
     Systematic Withdrawal Fee(3)                               0
     Account Fee(4)                                            $30
     Variable Account Annual Expenses(1)
     Mortality and Expense Risk Charges                       1.25%
     Administrative Expense Charge(5)                          .15%
     Other Fees and Expenses of the Variable Account          0.00%
     Total Variable Account Annual Expenses                   1.40%

                                                 Zero                                                     Stock
                           Money     Managed    Coupon        Quality         Small        Capital        Index
Portfolio                            Market     Assets         2000           Bond           Cap      Appreciation     Fund(7)
---------                            ------     ------         ----           ----           ---      ------------     -------
 Annual Expenses(6)
-------------------
(as a percentage of Portfolio
average net assets after fee waiver
and/or expense reimbursement)
   Management Fees                    0.47%      0.75%         0.42%         0.61%         0.75%         0.73%         0.25%
   Other Expenses                     0.15%      0.19%         0.26%         0.20%         0.08%         0.12%         0.14%
   Total Portfolio Annual             0.62%      0.94%         0.68%         0.81%         0.83%         0.85%         0.39%
             Expenses

                                 Socially       Growth                                                    Small
                                Responsible       and      International   International  Disciplined    Company
Portfolio                                        Fund         Income          Equity       Value(8)     Stock(8)      Stock(8)
---------                                        ----         ------          ------       --------     --------      --------
 Annual Expenses(6)
-------------------
(as a percentage of Portfolio
average net assets after fee waiver
 and/or expense reimbursement )
     Management Fees                             0.69%         0.72%         0.30%         1.00%         0.75%         0.75%
     Other Expenses                              0.58%         0.20%         1.29%         0.50%         0.25%         0.25%
     Total Portfolio Annual                      1.27%         0.92%         1.59%         1.50%         1.00%         1.00%
            Expenses

Expense information regarding the Portfolios has been provided by the Funds. Transamerica has no reason to doubt the accuracy of that information, but Transamerica has not verified those figures. In preparing the table above and the examples that follow, Transamerica has relied on the figures provided by the Funds. Actual expenses in future years may be higher or lower than the figures above.

Notes to Fee Table:
(1) The Contract Transaction Expenses apply to each Contract, regardless of how Account Value is allocated between the Variable Account and the Fixed Account. The Variable Account Annual Expenses do not apply to the Fixed Account.
(2) A portion of the Purchase Payment may be withdrawn each year after the first Contract Year without imposition of any Contingent Deferred Sales Load, and after a Purchase Payment has been held by Transamerica for seven Contract Years, the remaining Purchase Payment may be withdrawn free of any Contingent Deferred Sales Load. (See "Charges and Deductions" page 35.)
(3) Transamerica currently does not impose a Transfer Fee. However, a Transfer Fee of $10 may be imposed for each transfer in excess of six in a Contract Year. Transamerica may also impose a fee (of up to $25 per year) if the systematic withdrawal option is elected.
         (See "Charges and Deductions" page 35.)
(4) The current annual Account Fee is $30 (or 2% of the Account Value, if less) per Contract Year. The fee may be changed annually, but it may not exceed $60 (or 2% of the Account Value, if less). (See "Charges and Deductions" page 35.)
(5) The current annual Administrative Expense Charge is 0.15%; it may be increased to 0.25%. The total of the charges described in notes (2), (3) and (4) will never exceed the anticipated or estimated costs to administer the Contract and the Variable Account. (See
         "Charges and Deductions" page 35.)
(6) From time to time, the Portfolios' investment advisers in their sole discretion may waive all or part of their fees and/or voluntarily assume certain Portfolio expenses. For a more complete description of the Portfolios' fees and expenses, see the Funds' prospectuses. As of the date of this Prospectus, certain fees are being waived or expenses are being assumed, in each case on a voluntary basis. Without such waivers or reimbursements, the Management Fees, Other Expenses and Total Portfolio Annual Expenses that would have been incurred for the last completed fiscal year, December 31, 1995, would be - Money Market:
         .0.50%,  0.15%, 0.65%; Managed Assets: 0.75%, 0.19%, 0.94%; Zero Coupon
         2000: 0.45%,  0.26%,  0.71%;  Quality Bond: 0.65%,  0.20%, 0.85%; Small
         Cap: 0.75%, 0.08%, 0.83%;  Capital  Appreciation:  0.75%, 0.12%, 0.87%;
         Stock Index Fund:  0.25%,  0.17%,  0.42%;  Socially  Responsible  Fund:
         0.75%,  0.58%;  1.33%;  Growth and Income:  0.75%,  0.20%,  0.95%;  and
         International Equity: 0.75%, 1.29%, 2.04%. There is no guarantee that any fee waivers or expense reimbursements will continue in the future. See the Funds' prospectuses for a discussion of fee waiver and expense reimbursements.
(7) The Stock Index Fund expense information has been restated to reflect current fees.
(8) The International Value, Disciplined Stock and Small Company Stock Portfolios did not commence operations during 1995. These numbers are annualized estimates of the expenses that each Portfolio expects to incur during fiscal year 1996.

Examples*
          The following six examples reflect the $30 Account Fee as an annual charge of 0.068% of assets based on an approximate average Account Value of
$44,000. The tabular information assumes that the entire Account Value is allocated to the Variable Account.
         These examples all assume no Transfer Fees, systematic withdrawal fee or premium tax have been assessed. Premium taxes may be applicable. (See "Premium Taxes" page 37.)
         Examples 1 through 3 show expenses based on fee waivers and reimbursements for 1995. There is no guarantee that any fee waivers or expense reimbursements will continue in the future.

Example 1
         If the Owner surrenders the Contract at the end of the applicable time period, he/she would pay the following expenses on a $1,000 Initial Purchase Payment assuming a 5% annual return on assets:

Sub-Account                One Year         Three Years      Five Years         Ten Years
-----------                --------         -----------      ----------         ---------
Money Market                $73.93           $112.42          $152.28           $241.89
Managed Assets              $76.95           $121.58          $167.92           $274.45
Zero Coupon 2000            $74.50           $114.15          $155.33           $248.08
Quality Bond                $75.72           $117.87          $161.67           $261.36
Small Cap                   $75.91           $118.45          $162.63           $263.38
Capital Appreciation        $76.10           $119.02          $163.59           $265.40
Stock Index Fund            $71.57           $105.78          $140.49           $217.78
Socially Responsible Fund   $80.05           $130.94          $184.86           $306.87
Growth and Income           $76.76           $121.01          $167.45           $272.45
International Equity        $83.04           $139.92          $198.54           $337.22
International Value         $82.20           $137.40          $203.92           $328.79
Disciplined Stock           $77.51           $123.29          $180.62           $280.43
Small Company Stock         $77.51           $123.29          $180.62           $280.43



Example 2
         If the Owner does not surrender and does not annuitize the Contract, he/she would pay the following expenses on a $1,000 Initial Purchase Payment assuming a 5% annual return on assets:


Sub-Account                One Year         Three Years      Five Years         Ten Years
-----------                --------         -----------      ----------         ---------
Money Market                $21.19            $65.43          $112.28           $241.89
Managed Assets              $24.39            $75.09          $128.46           $274.45
Zero Coupon 2000            $21.79            $67.25          $115.33           $248.08
Quality Bond                $23.09            $71.18          $121.92           $261.36
Small Cap                   $23.29            $71.78          $122.93           $263.38
Capital Appreciation        $23.49            $72.38          $123.93           $265.40
Stock Index Fund            $18.87            $58.42          $100.49           $217.78
Socially Responsible Fund   $27.69            $84.97          $144.86           $306.87
Growth and Income           $24.19            $74.49          $127.45           $272.45
International Equity        $30.88            $94.45          $160.51           $337.22
International Value         $29.98            $91.79          $156.13           $328.79
Disciplined Stock           $24.99            $76.90          $131.46           $280.43
Small Company Stock         $24.99            $76.90          $131.46           $280.43

Example 3
         If the Owner elects to annuitize at the end of the applicable period under an Annuity Form with life contingencies,** he/she would pay the following expenses on a $1,000 Initial Purchase Payment assuming a 5% annual return on assets:


Sub-Account                One Year         Three Years      Five Years         Ten Years
-----------                --------         -----------      ----------         ---------
Money Market                $73.93            $65.43          $112.28           $241.89
Managed Assets              $76.95            $75.09          $128.46           $274.45
Zero Coupon 2000            $74.50            $67.25          $115.33           $248.08
Quality Bond                $75.72            $71.18          $121.92           $261.36
Small Cap                   $75.91            $71.78          $122.93           $263.38
Capital Appreciation        $76.10            $72.38          $123.93           $265.40
Stock Index Fund            $71.76            $58.42          $100.49           $217.78
Socially Responsible Fund   $80.05            $84.97          $144.86           $306.87
Growth and Income           $76.76            $74.49          $127.45           $272.45
International Equity        $83.04            $94.45          $160.51           $337.22
International Value         $82.20            $91.79          $156.13           $328.79
Disciplined Stock           $77.51            $76.90          $131.46           $280.43
Small Company Stock         $77.51            $76.90          $131.46           $280.43

Examples 4 through 6 show examples based on the fund fees and expenses which would have been incurred for the last completed fiscal year, December 31, 1995, for all Portfolios (if no waivers and reimbursements had been in effect).


Example 4
         If the Owner surrenders the Contract at the end of the applicable time period, he/she would pay the following expenses on a $1,000 Initial Purchase Payment assuming a 5% annual return on assets:


Sub-Account                One Year         Three Years      Five Years         Ten Years
-----------                --------         -----------      ----------         ---------
Money Market                $74.22           $113.29          $153.81           $244.99
Managed Assets              $76.95           $121.58          $167.92           $274.45
Zero Coupon 2000            $74.78           $115.01          $156.83           $251.16
Quality Bond                $76.10           $119.02          $163.59           $265.40
Small Cap                   $75.91           $118.45          $162.63           $263.38
Capital Appreciation        $76.29           $119.59          $164.56           $267.42
Stock Index Fund            $72.04           $106.54          $142.03           $220.96
Socially Responsible Fund   $80.61           $132.63          $187.82           $312.64
Growth and Income           $77.04           $121.87          $168.40           $275.45
International Equity        $87.24           $152.39          $219.14           $378.13
International Value         $82.20           $137.40          $203.92           $328.79
Disciplined Stock           $77.51           $123.29          $180.62           $280.43
Small Company Stock         $77.51           $123.29          $180.62           $280.43


Example 5
         If the Owner does not surrender and does not annuitize the Contract, he/she would pay the following expenses on a $1,000 Initial Purchase Payment assuming a 5% annual return on assets:

Sub-Account                One Year         Three Years      Five Years         Ten Years
-----------                --------         -----------      ----------         ---------
Money Market                $21.49            $66.34          $113.81           $244.99
Managed Assets              $24.39            $75.09          $128.46           $274.45
Zero Coupon 2000            $22.09            $65.15          $116.86           $251.16
Quality Bond                $23.49            $72.38          $123.93           $265.40
Small Cap                   $23.29            $71.78          $122.93           $263.38
Capital Appreciation        $23.69            $72.99          $124.94           $267.42



Sub-Account                One Year         Three Years      Five Years         Ten Years
-----------                --------         -----------      ----------         ---------
Stock Index Fund            $19.18            $59.34          $102.03           $220.96
Socially Responsible Fund   $28.29            $86.75          $147.82           $312.64
Growth and Income           $24.49            $75.40          $128.96           $275.45
International Equity        $35.34           $107.62          $182.07           $378.13
International Value         $29.98            $91.79          $156.13           $328.79
Disciplined Stock           $24.99            $76.90          $131.46           $280.43
Small Company Stock         $24.99            $76.90          $131.46           $280.43


Example 6
           If the Owner elects to annuitize at the end of the applicable period under an Annuity Form with life contingencies,** he/she would pay the following expenses on a $1,000 Initial Purchase Payment assuming a 5% annual return on assets:


Sub-Account                One Year         Three Years      Five Years         Ten Years
-----------                --------         -----------      ----------         ---------
Money Market                $74.22            $66.34          $113.81           $244.99
Managed Assets              $76.95            $75.09          $128.46           $274.45
Zero Coupon 2000            $74.78            $65.15          $116.86           $251.16
Quality Bond                $76.10            $72.38          $123.93           $265.40
Small Cap                   $75.91            $71.78          $122.93           $263.38
Capital Appreciation        $76.29            $72.99          $124.94           $267.42
Stock Index Fund            $72.04            $59.34          $102.03           $220.96
Socially Responsible Fund   $80.61            $86.75          $147.82           $312.64
Growth and Income           $77.04            $75.40          $128.96           $275.45
International Equity        $87.24           $107.62          $182.07           $378.13
International Value         $82.20            $91.79          $156.13           $328.79
Disciplined Stock           $77.51            $76.90          $131.46           $280.43
Small Company Stock         $77.51            $76.90          $131.46           $280.43


*In preparing the examples above, Transamerica has relied on the data provided by the Funds. Transamerica has no reason to doubt the accuracy of that information, but Transamerica has not verified those figures. **For annuitizations before the third Contract Anniversary, or for annuitization under a form that does not include life contingencies, a Contingent Deferred Sales Load may apply.

THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES PAID MAY BE GREATER OR LESS THAN THOSE SHOWN, SUBJECT TO THE GUARANTEES IN THE CONTRACT.

Annuity Payments
         Annuity Payments will be made either on a fixed basis or a variable basis or a combination of a fixed and variable basis as the Owner selects. The Owner has flexibility in choosing the Annuity Date for his or her Contract. In no event may the Annuity Date be a date later than the first day of the month immediately preceding the month of the Annuitant's 85th birthday or the first day of the month coinciding with or next following the tenth Contract
Anniversary, whichever occurs last. This extension of the Annuity Date to the tenth Contract Anniversary may not be available in all states. The Annuity Date may not be earlier than the first day of the month coinciding with or immediately following the third Contract Anniversary except for Qualified Contracts. Annuity Payments will begin on the first day of the calendar month following the Annuity Date. (See "Annuity Payments" page 38.)
         Four Annuity Forms are available under the Contract: (1) Life Annuity;
 (2) Life and Contingent Annuity;
(3) Life Annuity with Period Certain; and (4) Joint and Survivor Annuity. (See "Annuity Forms" page 40.)

Payments on Death Before the Annuity Date
         The death  benefit  for a Contract  will be no less than the greater of
(a) the Account Value or (b) the sum of all Purchase Payments made to the Contract, less the sum of all withdrawals and any applicable premium taxes; in some cases the death benefit will be a higher amount. (See "Death Benefit" page 33.) The death benefit will generally be paid within seven days of receipt of the required Proof of Death of the Owner or the Annuitant and election of the method of settlement or as soon thereafter as Transamerica has sufficient information about the Beneficiary to make the payment, but if no settlement method is elected the death benefit will be paid no later than one year from the date of death. No Contingent Deferred Sales Load or interest adjustment is imposed. The death benefit may be paid as either a lump sum or as an annuity. (See "Death Benefit" page 33.) Federal Income Tax Consequences
         An Owner who is a natural person generally should not be taxed on increases in the Account Value until a distribution under the Contract occurs (e.g., a withdrawal or Annuity Payment) or is deemed to occur (e.g., a pledge, loan, or assignment of a Contract). Generally, a portion (up to 100%) of any distribution or deemed distribution is taxable as ordinary income. The taxable portion of distributions is generally subject to income tax withholding unless the recipient elects otherwise (although withholding is mandatory for certain qualified Contracts). In addition, a federal penalty tax may apply to certain distributions. (See "Federal Tax Matters" page 41.) Right to Cancel
         The Owner has the right to examine the Contract for a limited period, known as a "Free Look Period." The Owner can cancel the Contract by delivering or mailing a written notice of cancellation, or sending a telegram to the Service Center and by returning the Contract before midnight of the tenth day (or longer if required by state law) after receipt of the Contract. Notice given by mail and the return of the Contract by mail will be effective on the date received by Transamerica. The amount of the refund may depend on the state of issuance. In some states (and in all states for IRAs), Transamerica will refund the greater of the Purchase Payment(s) or the Account Value as of the date the written notice and the Contract are received by Transamerica; in these situations, the Purchase Payment(s) received before or during the Free Look Period which are to be allocated to the Sub-Accounts of the Variable Accounts will be held in the Money Market Sub-Account until the estimated end of the Free Look Period (allowing 5 days for delivery of the Contract by mail). In other cases, Transamerica will refund the Account Value as of the date the written notice and the Contract are received by Transamerica; in these cases, on the Contract Date the Initial Purchase Payment will be allocated among the Sub-Accounts of the Variable Account and the Guarantee Periods of the Fixed Account in accordance with the Owner's instructions. Owners should consult their registered representative or investment adviser (or see their Contract) for the applicable provision.
(See "Application and Purchase Payments" page 27 and "Account Value" page 28.) Questions
         Any questions about procedures or the Contract will be answered by the Transamerica Annuity Service Center ("Service Center"), at P.O. Box 31848, Charlotte, North Carolina 28231-1848, or call (800)258-4260. All inquiries should include the Contract Number and the Owner's and Annuitant's names.
         NOTE: The foregoing summary is qualified in its entirety by the detailed information in the remainder of this Prospectus and in the prospectuses for Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund and The Dreyfus Socially Responsible Growth Fund, Inc. which should be referred to for more detailed information. With respect to Qualified Contracts, it should be noted that the requirements of a particular retirement plan, an endorsement to the Contract, or limitations or penalties imposed by the Code or the Employee Retirement Income Security Act of 1974, as amended, may impose additional limits or restrictions on Purchase Payments, Withdrawals, distributions, or benefits, or on other provisions of the Contract. This Prospectus does not describe such limitations or restrictions. (See "Federal Tax Matters" page 41.)

CONDENSED FINANCIAL INFORMATION

         The following condensed financial information is derived from the financial statements of the Variable Account. The data should be read in conjunction with the financial statements, related notes, and other financial information included in the Statement of Additional Information.
         The following table sets forth certain information regarding the Sub-Accounts for a Contract for the period from commencement of business operations on January 4, 1993 through December 31, 1995, except for the Socially Responsible Sub-Account which commenced operations on October 7, 1993, the Capital Appreciation Sub-Account which commenced operations on April 5, 1993 and the Growth and Income and the International Equity Sub-Accounts which commenced operations on December 15, 1994. Information for the International Value, Disciplined Stock and Small Company Stock Sub-Accounts is not included because these Sub-Accounts did not commence operations during 1995.
         The Variable Accumulation Unit values and the number of Variable Accumulation Units outstanding for each Sub-Account for the periods shown are as follows:

                                            Year Ending December 31, 1993
         -----------------------------------------------------------------

                           Money       Managed    Zero Coupon     Quality
                          Market       Assets        2000          Bond       Small Cap
                        Sub-Account  Sub-Account  Sub-Account   Sub-Account  Sub-Account
Accumulation Unit Value
    at Beginning of Period $1.00       $10.09       $11.85        $11.00       $22.54
Accumulation Unit Value
    at End of Period..     $1.018      $12.861      $13.373       $12.445      $37.702
Number of Accumulation
Units Outstanding
    at End of Period.. 3,654,791.776287,4509.768  206,103.348   255,350.340  254,839.860


                            Capital Appreciation           Socially Responsible
                                 Sub-Account                        Sub-Account
                                 (Inception-                        (Inception-
                                  April 5,        Stock Index       October 7,
                                    1993)         Sub-Account          1993)
                                    -----         -----------          -----
Accumulation Unit Value at
   Beginning of Period.....        $12.50           $15.31            $12.49
Accumulation Unit Value at
   End of Period...........        $13.160          $16.521           $13.326
Number of Accumulation Units
   Outstanding at End of Period    237,733.021      93,536.733        26,089.821


                                            Year Ending December 31, 1994
         ---------------------------------------------------------------------------------

                             Money       Managed     Zero Coupon    Quality
                            Market       Assets         2000         Bond       Small Cap
                          Sub-Account  Sub-Account   Sub-Account  Sub-Account  Sub-Account
Accumulation Unit Value
    at Beginning of Period  $1.018       $12.861       $13.373      $12.445      $37.702
Accumulation Unit Value
    at End of Period..      $1.048       $12.496       $12.672      $11.711      $40.064
Number of Accumulation
Units Outstanding
    at End of Period..  23,559,789.7951,486,438.137  476,355.738  931,527.691 1,250,237.625





                                                                                                    International
                                                                             Growth and Income         Equity
                                                                                Sub-Account          Sub-Account
                     Capital Appreciation   Stock Index Socially Responsible    (Inception           (Inception
                          Sub-Account       Sub-Account      Sub-Account    December 15, 1994)   December 15, 1994)
Accumulation Unit Value
    at Beginning of Period                    $13.160          $16.521            $13.326              $12.177  $12.247
Accumulation Unit Value
    at End of Period.....   $13.373           $16.437          $13.377            $12.167              $12.240
Number of Accumulation
Units Outstanding
    at End of Period..... 919,622.615       348,937.285      135,018.350         4,300.380            8,552.073


                                               Year Ending December 31, 1995
---------------------------------------------------------------------------------

                           Money              Managed        Zero Coupon         Quality
                          Market              Assets            2000              Bond           Small Cap
                        Sub-Account         Sub-Account      Sub-Account       Sub-Account      Sub-Account
Accumulation Unit Value
    at Beginning of Period$1.048              $12.496          $12.672           $11.711          $40.064
Accumulation Unit Value
    at End of Period      $1.093              $12.292          $14.740           $13.908          $51.121
Number of Accumulation
Units Outstanding
    at End of Period  31,807,563.947       1,288,429.555     903,799.152      2,052,313.888    2,155,879.198


                                                                                                    International
                     Capital Appreciation   Stock Index Socially Responsible    Growth and Income      Equity
                          Sub-Account       Sub-Account      Sub-Account           Sub-Account       Sub-Account
Accumulation Unit Value
    at Beginning of Period  $13.373           $16.437          $13.377               $12.167           $12.240
Accumulation Unit Value
    at End of Period        $17.610           $22.172          $17.752               $19.426           $12.964
Number of Accumulation
Units Outstanding
    at End of Period     2,077,029.504      997,271.816      295,077.936          2,565,038.589      530,374.642



Financial Statements for the Variable Account and Transamerica
         The financial statements and reports of independent auditors for the Variable Account and Transamerica are contained in the Statement of Additional Information.

PERFORMANCE DATA

         From time to time, Transamerica may advertise yields and average annual total returns for the Sub-Accounts of the Variable Account. In addition, Transamerica may advertise the effective yield of the Money Market Sub-Account. These figures will be based on historical information and are not intended to indicate future performance.
         The yield of the Money Market Sub-Account refers to the annualized income generated by an investment in that Sub-Account over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in that Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.
         The yield of a Sub-Account (other than the Money Market Sub-Account) refers to the annualized income generated by an investment in the Sub-Account over a specified thirty-day period. The yield is calculated by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a twelve-month period and is shown as a percentage of the investment.
         The yield calculations do not reflect the effect of any Contingent Deferred Sales Load or premium taxes that may be applicable to a particular Contract. To the extent that the Contingent Deferred Sales Load is applicable to a particular Contract, the yield of that Contract will be reduced. For additional information regarding yields and total returns calculated using the standard formats briefly described herein, please refer to the Statement of Additional Information.
         The average annual total return of a Sub-Account refers to return quotations assuming an investment has been held in the Sub-Account for various periods of time including, but not limited to, a period measured from the date the Sub-Account commenced operations. When a Sub-Account has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. The average annual total return quotations will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment (including the deduction of any applicable Contingent Deferred Sales Load but excluding deduction of any premium taxes) as of the last day of each of the periods for which total return quotations are provided.
         Performance information for any Sub-Account reflects only the performance of a hypothetical Contract under which Account Value is allocated to a Sub-Account during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies and characteristics of the Portfolios in which the Sub-Account invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total returns, see the Statement of Additional Information.
         Reports and promotional literature may also contain other information including (1) the ranking of any Sub-Account derived from rankings of variable annuity separate accounts or their investment products tracked by Lipper Analytical Services, Inc., VARDS, IBC/Donoghue's Money Fund Report, Financial Planning Magazine, Money Magazine, Bank Rate Monitor, Standard and Poor's
Indices, Dow Jones Industrial Average, and other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, and (2) the effect of tax deferred compounding on Sub-Account investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a currently taxable basis. Other ranking services and indices may be used.
         In its advertisements and sales literature, Transamerica may discuss, and may illustrate by graphs, charts, or otherwise, the implications of longer life expectancy for retirement planning, the tax and other consequences of long-term investment in the Contract, the effects of the Contract's lifetime payout option, and the operation of certain special investment features of the Contract -- such as the Dollar Cost Averaging option. Transamerica may explain and depict in charts, or other graphics, the effects of certain investment strategies, such as allocating purchase payments between the Fixed Account and an equity Sub-Account. Transamerica may also discuss the Social Security system and its projected payout levels and retirement plans generally, using graphs, charts and other illustrations.
         Transamerica may from time to time also disclose average annual total return in non-standard formats and cumulative (non-annualized) total return for the Sub-Accounts. The non-standard average annual total return and cumulative total return will assume that no Contingent Deferred Sales Load is applicable. Transamerica may from time to time also disclose yield, standard total returns, and non-standard total returns for any or all Sub-Accounts.
         All non-standard performance data will only be disclosed if the standard performance data is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.
         Transamerica   may  also   advertise   performance   figures   for  the
Sub-Accounts based on the performance of a Portfolio prior to the time the Variable Account commenced operations.

TRANSAMERICA OCCIDENTAL LIFE INSURANCE
COMPANY AND THE VARIABLE ACCOUNT

Transamerica Occidental Life Insurance Company
         Transamerica Occidental Life Insurance Company ("Transamerica") is a stock life insurance company incorporated under the laws of the State of California in 1906. It is principally engaged in the sale of life insurance and annuity policies. Transamerica is a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which in turn is a direct subsidiary of Transamerica Corporation. The address of Transamerica is 1150 South Olive Street, Los Angeles, California, 90015. Published Ratings
         Transamerica may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's, Moody's, and Duff & Phelps. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of Transamerica and should not be considered as bearing on the investment performance of assets held in the Variable Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of Transamerica as measured by Standard & Poor's Insurance Ratings Services, Moody's, or Duff & Phelps may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms, including its obligations under the Fixed Account provisions of this Contract. Such ratings do not reflect the investment performance of the Variable Account or the degree of risk associated with an investment in the Variable Account. The Variable Account
         Separate Account VA-2L of Transamerica (the "Variable Account") was established by Transamerica as a separate account under the laws of the State of California on May 22, 1992 pursuant to resolutions of Transamerica's Board of Directors. The Variable Account is registered with the Securities and Exchange Commission ("Commission") under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust. It meets the definition of a separate account under the federal securities laws. However, the Commission does not supervise the management or the investment practices or policies of the Variable Account.
         The assets of the Variable Account are owned by Transamerica but they are held separately from the other assets of Transamerica. Section 10506 of the California Insurance Law provides that the assets of a separate account are not chargeable with liabilities incurred in any other business operation of the insurance company (except to the extent that assets in the separate account exceed the reserves and other liabilities of the separate account). Income, gains and losses incurred on the assets in the Variable Account, whether or not realized, are credited to or charged against the Variable Account without regard to other income, gains or losses of Transamerica. Therefore, the investment performance of the Variable Account is entirely independent of the investment performance of Transamerica's general account assets or any other separate account maintained by Transamerica.
         The Variable Account has ten Sub-Accounts, each of which invests solely in a specific corresponding
Portfolio. (See "The Funds" page 21.) Changes to the Sub-Accounts may be made at the discretion of
Transamerica. (See "Addition, Deletion, or Substitution" page 24.)

THE FUNDS

         The Variable Account invests exclusively in Series of the Dreyfus Variable Investment Fund (the "Variable Fund"), the Dreyfus Stock Index Fund (the "Stock Index Fund") and The Dreyfus Socially Responsible Growth Fund, Inc. (the "Socially Responsible Fund"). The Variable Fund was organized as an unincorporated business trust under Massachusetts law pursuant to an Agreement and Declaration of Trust dated October 29, 1986, commenced operations on August 31, 1990, and is registered with the Commission as an open-end management investment company under the 1940 Act. Currently, eleven Series (i.e., Portfolios) of the Variable Fund are available for the Contracts. Each of these Portfolios has separate investment objectives and policies. As a result, each Portfolio operates as a separate investment Portfolio, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio. The Stock Index Fund was incorporated under Maryland law on January 24, 1989, commenced operations on September 29, 1989, and is registered with the Commission as an open-end, non-diversified, management investment company. The Socially Responsible Fund was incorporated under Maryland law on July 20, 1992, commenced operations on October 7, 1993, and is registered with the Commission as an open-end, diversified, management investment company. However, the Commission does not supervise the management or the investment practices and policies of any of the Funds. The assets of the Variable Fund, the Socially Responsible Fund and the Stock Index Fund are each separate from the assets of the other Funds.
         The Dreyfus Corporation provides investment advisory and administrative services to the Variable Fund and the Socially Responsible Fund. Mellon Equity Associates provides index fund management services to the Stock Index Fund, with The Dreyfus Corporation serving as the manager, in accordance with applicable agreements with the Fund. Comstock Partners, Inc., provides sub-investment advisory services for the Managed Assets Portfolio. Fayez Sarofim & Co. provides sub-investment advisory services for the Capital Appreciation Portfolio. NCM Capital Management Group, Inc., provides sub-investment advisory services for the Socially Responsible Fund.
         The Portfolios are described below. See the Variable Fund, the Stock Index Fund and the Socially
Responsible Fund prospectuses for more information.
Money Market Portfolio
         The Money Market Portfolio's investment objective is to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. It seeks to achieve its objective by investing in short-term money market instruments. The investment advisory fee is payable monthly at the annual rate of 0.50 of 1% of the value of the Portfolio's average daily net assets. This Portfolio is neither insured nor guaranteed by the United States Government, and there can be no assurance that it will be able to maintain a stable net asset value of $1.00 per share. Managed Assets Portfolio
         The Managed Assets Portfolio's investment objective is to maximize total return, consisting of capital appreciation and current income. It seeks to achieve its objective by investing in a wide range of equity and debt securities and money market instruments. An investment advisory fee is payable monthly to The Dreyfus Corporation, and a sub-investment advisory fee is payable to Comstock Partners, Inc., each at the annual rate of 0.375 of 1% (for a total of 0.75%) of the value of the Portfolio's average daily net assets. Zero Coupon 2000 Portfolio
         The Zero Coupon 2000 Portfolio's investment objective is to provide as high an investment return as is consistent with the preservation of capital. It seeks to achieve its objective by investing primarily in debt obligations of the U.S. Treasury that have been stripped of their unmatured interest coupons, interest coupons that have been stripped from debt obligations issued by the U.S. Treasury and receipts and certificates for stripped debt obligations and stripped coupons including U.S. Government trust certificates (collectively, "Stripped Treasury
Securities"). The Portfolio also may purchase certain other types of stripped government or corporate securities.
The Portfolio's assets will consist primarily of Portfolio securities which will mature on or about December 31,
2000. The investment advisory fee is payable monthly at the annual rate of 0.45 of 1% of the value of the
Portfolio's average daily net assets.
Quality Bond Portfolio
         The Quality Bond Portfolio's investment objective is to provide the maximum amount of current income to the extent consistent with the preservation of capital and the maintenance of liquidity. It seeks to achieve its objective by investing principally in debt obligations of corporations, the U.S. Government and its agencies and instrumentalities, and major banking institutions. The investment advisory fee is payable monthly at the annual rate of 0.65 of 1% of the value of the Portfolio's average daily net assets. Small Cap Portfolio
         The Small Cap Portfolio's investment objective is to maximize capital appreciation. It seeks to achieve its objective by investing principally in common stocks; under normal market conditions, the Series will invest at least 65% of its total assets in companies with market capitalizations of less than $750 million at the time of purchase which The Dreyfus Corporation believes to be characterized by new or innovative products, services or processes which should enhance prospects for growth in future earnings. The investment advisory fee is payable monthly at the annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets. Capital Appreciation Portfolio
         The Capital Appreciation Portfolio's primary investment objective is to provide long-term capital growth consistent with the preservation of capital; current income is a secondary goal. It seeks to achieve its goals by investing in common stocks of domestic and foreign issuers. An investment advisory fee is payable monthly to The Dreyfus Corporation and a sub-investment advisory fee is payable monthly to Fayez Sarofim & Co. at the aggregate annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets. Growth and Income Portfolio
         The Growth and Income Portfolio's investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. This Portfolio invests primarily in equity and debt securities and money market instruments of domestic and foreign issuers. The proportion of the Portfolio's assets invested in each type of security will vary from time to time in accordance with The Dreyfus Corporation's assessment of economic conditions and investment opportunities. An investment advisory fee is payable monthly to The Dreyfus Corporation at the annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets. International Equity Portfolio
         The International Equity Portfolio's investment objective is to maximize capital appreciation. This Portfolio invests primarily in the equity securities of foreign issuers located throughout the world. An investment advisory
fee at an annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets is payable monthly to
The Dreyfus Corporation.
International Value Portfolio
         The International Value Portfolio's investment objective is long-term capital growth. This Series invests primarily in a portfolio of publicly traded equity securities of foreign issuers which would be characterized as "value" companies according to criteria established by the Portfolio's investment adviser. An investment advisory fee is payable monthly to The Dreyfus Corporation at the annual rate of 1.00% of the value of the Portfolio's average daily net assets. Disciplined Stock Portfolio
         The Disciplined Stock Portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly traded common stocks in the aggregate, as presented by the Standard & Poor's 500 Composite Stock Price Index. This Portfolio will use quantitative statistical modeling techniques to construct a portfolio in an attempt to achieve its investment objective, without assuming undue risk relative to the broad stock market. An investment advisory fee is payable monthly to The Dreyfus Corporation at the annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets.

Small Company Stock Portfolio
         The Small Company Stock Portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly traded common stocks in the aggregate, as represented by the Russell 2500(TM) Index. This Portfolio invests primarily in a portfolio of equity securities of small- to medium-sized domestic issuers, while attempting to maintain volatility and diversification similar to that of the Russell 2500(TM) Index. An investment advisory fee is payable monthly to The Dreyfus Corporation at the annual rate of 0.75 of 1% of the value of the Portfolio's average daily net assets. Stock Index Fund
         The Stock Index Fund's investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index. The Stock Index Fund is neither sponsored by nor affiliated with Standard & Poor's Corporation. The Stock Index Fund pays a monthly management fee to The Dreyfus Corporation at the annual rate of 0.245% of the value of the Stock Index Fund's average daily net assets. The Dreyfus Corporation has agreed to pay Mellon Equity Assoicates a monthly fee at the annual rate of 0.095% of the value of the Fund's average daily net assets. The Socially Responsible Fund
         The Socially Responsible Fund's primary goal is to provide capital growth. It seeks to achieve this goal by investing principally in common stocks, or securities convertible into common stock, of companies which, in the opinion of the Fund's management, not only meet traditional investment standards, but also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America. Current income is a secondary goal. A management fee is payable monthly to The Dreyfus Corporation at the annual rate of 0.75 of 1% of the value of the Socially Responsible Fund's average daily net assets. The Dreyfus Corporation pays NCM Capital Management Group, Inc. a sub-investment advisory fee at the annual rate of 0.10 of 1% of the Portfolio's average daily net assets up to $32 million; 0.15 of 1% of the Portfolio's average daily net assets in excess of $32 million up to $150 million; 0.20 of 1% of the Portfolio's average daily net assets in excess of $150 million up to $300 million; and 0.25 of 1% of the Portfolio's average daily net assets in excess of $300 million.
         Meeting objectives depends on various factors, including, but not limited to, how well the Portfolio managers anticipate changing economic and market conditions. THERE IS NO ASSURANCE THAT ANY OF
THESE PORTFOLIOS WILL ACHIEVE THEIR STATED OBJECTIVES.
         An investment in the Contract is not a deposit or obligation of, or guaranteed or endorsed, by any bank, nor is the Contract federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investing in the Contract involves certain investment risks, including possible loss of principal.
         Since all of the Portfolios are available to registered separate accounts offering variable annuity and variable life products of Transamerica as well as other insurance companies, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more other separate accounts investing in the Funds. In the event of a material conflict, the affected insurance companies will take any necessary steps to resolve the matter, including stopping their separate accounts from investing in the Funds. See the Funds' prospectuses for greater details.
         Additional information concerning the investment objectives and policies of all of the Portfolios, the investment advisory services and administrative services and charges can be found in the current prospectuses for the Funds which accompany this Prospectus. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of Purchase Payments to, or transfers among, the Sub-Accounts. Addition, Deletion, or Substitution
         Transamerica does not control the Funds and cannot guarantee that any of the Sub-Accounts of the Variable Account or any of the Portfolios will always be available for allocation of Purchase Payments or transfers. Transamerica retains the right to make changes in the Variable Account and in its investments.
         Transamerica reserves the right to eliminate the shares of any Portfolio held by a Sub-Account and to substitute shares of another Portfolio or of another investment company for the shares of any Portfolio, if the shares of the Portfolio are no longer available for investment or if, in Transamerica's judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Variable Account. To the extent required by the 1940 Act, a substitution of shares attributable to the Owner's interest in a Sub-Account will not be made without prior notice to the Owner and the prior approval of the Commission. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of variable annuity policies, or from effecting an exchange between series or classes of variable policies on the basis of requests made by Owners.
         New Sub-Accounts may be established when, in the sole discretion of Transamerica, marketing, tax, investment or other conditions so warrant. Any new Sub-Accounts will be made available to existing Owners on a basis to be determined by Transamerica. Each additional Sub-Account will purchase shares in a Portfolio or in another mutual fund or investment vehicle. Transamerica may also eliminate one or more Sub-Accounts if, in its sole discretion, marketing, tax, investment or other conditions so warrant. In the event any Sub-Account is eliminated, Transamerica will notify Owners and request a re-allocation of the amounts invested in the eliminated Sub-Account.
         In the event of any substitution or change, Transamerica may make such changes in the Contract as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Contracts, the Variable Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under such Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

THE FIXED ACCOUNT

         This Prospectus is generally intended to serve as a disclosure document only for the Contract and the
Variable Account. For complete details regarding the Fixed Account, see the Contract itself. The Fixed Account is not available in all states.
         Purchase Payments allocated to and amounts transferred to the Fixed Account become part of the general account of Transamerica, which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act, and Transamerica has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus which relate to the Fixed Account.
         The Guarantee Periods of the Fixed Account are part of the general account of Transamerica. The general account of Transamerica consists of all the general assets of Transamerica, other than those in the Variable Account, or in any other segregated asset account. Instead of the Owner bearing the investment risk as is the case for values in the Variable Account, Transamerica bears the full investment risk for all values in the Fixed Account. Transamerica has sole discretion to invest the assets of its general account subject to applicable law.
         The allocation or transfer of funds to the Fixed Account does not entitle the Owner to share in the investment experience of Transamerica's general account. Instead, Transamerica guarantees that the funds allocated or transferred to the Fixed Account will accrue a specified annual rate of interest for a specific duration. The rate of interest credited will always be at least 3% per year. Consequently, if the Owner allocates all Net Purchase Payments only to the Fixed Account and makes no transfers or withdrawals, the minimum amount of the Account Value will be determinable and guaranteed.

The Policy Owner bears the risk that, after the initial Guarantee Period, Transamerica will not credit interest in excess of 3% per year to amounts allocated to the Fixed Account.

Net Purchase Payments allocated to the Fixed Account will establish a new Guarantee Period of a duration selected by the Owner from among those then being offered by Transamerica. Every Guarantee Period offered by Transamerica will have a duration of at least one year. The minimum amount that may be allocated or transferred to a Guarantee Period is $1,000. Net Purchase Payments allocated to the Fixed Account will be credited on the date the payment is received at the Service Center. Any amount transferred from another Guarantee Period or from a Sub-Account of the Variable Account to the Fixed Account will establish a new Guarantee Period as of the effective date of the transfer. Guarantee Periods
         Each Guarantee Period will have its own Guaranteed Interest Rate and Expiration Date. The Guaranteed Interest Rate applicable to a Guarantee Period will depend on the date the Guarantee Period is established and the duration chosen by the Owner. A Guarantee Period chosen may not extend beyond the Annuity Date.
         Transamerica reserves the right to change the maximum number of Guarantee Periods that may be in effect at any one time.
         Transamerica will establish effective annual rates of interest for each Guarantee Period. The effective annual rate of interest established by Transamerica for a Guarantee Period will remain in effect for the duration of the Guarantee Period.
         Interest will be credited to a Guarantee Period based on its daily balance at a daily rate which is equivalent to the Guaranteed Interest Rate applicable to that Guarantee Period for amounts held during the entire Guarantee Period. Amounts withdrawn or transferred from a Guarantee Period prior to its Expiration Date will be subject to an interest adjustment as described below. In no event will the effective annual rate of interest applicable to a Guarantee Period be less than 3% per year. Interest Adjustment
         An interest adjustment occurs when a withdrawal or a transfer is made from a Guarantee Period before its Expiration Date. ANY SUCH AMOUNT WITHDRAWN OR TRANSFERRED FROM A GUARANTEE PERIOD WILL BE CREDITED WITH INTEREST AT A RATE OF ONLY 3% PER YEAR FROM THE DATE THE GUARANTEE PERIOD WAS ESTABLISHED TO THE DATE OF PAYMENT OR TRANSFER, REGARDLESS OF THE GUARANTEED INTEREST RATE. THIS MEANS THAT ANY INTEREST IN EXCESS OF 3% WILL BE FORFEITED.
         An interest adjustment will not apply to amounts withdrawn or transferred within the 30-day period ending on the Expiration Date of the Guarantee Period from which the withdrawal or transfer is being made. No interest adjustment applies to death benefits.
Expiration of Guarantee Period
         At least 45 days, but not more than 60 days, prior to the Expiration Date of a Guarantee Period, Transamerica will notify the Owner as to the options available when a Guarantee Period expires. The Owner may elect one of the following options:
         (a) transfer the Guarantee Amount of that Guarantee Period to a new Guarantee Period from among those being offered by Transamerica at such time. The new Guarantee Period will be established on the later of (i) the date selected by the Owner, or (ii) the date the notice, in a form and manner acceptable to Transamerica, is received by Transamerica at the Service Center, but in no event later than the day immediately following the Expiration Date of the previous Guarantee Period; or
         (b) transfer the Guarantee Amount of that Guarantee Period to one or more Sub-Accounts of the
                  Variable Account.

         Transamerica must receive the Owner's notice electing one of these options at the Service Center by the expiration date of the Guarantee Period. If such election has not been received by Transamerica at the Service Center, the Guarantee Amount of that Guarantee Period will remain in the Fixed Account and a new Guarantee Period of the same duration as the expiring Guarantee Period, if offered, will automatically be established by Transamerica with a new Guaranteed Interest Rate declared by Transamerica for that Guarantee Period. The new Guarantee Period will start on the day following the expiration date of the previous Guarantee Period.
         If Transamerica is not currently offering Guarantee Periods having the same duration as the expiring Guarantee Period, the new Guarantee Period will be the next longer duration, or if Transamerica is not offering Guarantee Periods longer than the duration of the expiring Guarantee Period, the next shorter duration.
         If the Guarantee Amount of an expiring Guarantee Period is less than $1,000, Transamerica reserves the right to transfer such amount to the Money Market Sub-Account of the Variable Account.
         A transfer from a Guarantee Period made within the 30-day period ending on its Expiration Date will not be counted for the purpose of determining the eighteen allowable transfers per Contract Year, nor will such transfer be subject to any interest adjustment.

THE CONTRACT

         The Contract is a Flexible Purchase Payment Multi-Funded Deferred Annuity Contract. The rights and benefits are described below and in the individual contract or in the certificate and group contract; however, Transamerica reserves the right to make any modification to conform the individual contract and the group contract and certificates thereunder to, or give the Owner the benefit of, any federal or state statute or rule or regulation. The obligations under the Contract are obligations of Transamerica. The Contracts are available on a non-qualified basis and as individual retirement annuities (IRAs) that qualify for special federal income tax treatment, as Section 403(b) annuities, and for use in qualified pension and profit sharing plans established by corporate employers. Contracts for use with such qualified plans may not be available in all states. Generally, Qualified Contracts contain certain restrictive provisions limiting the timing and amount of payments and distributions from the Qualified Contract.
         The Owner designates the Annuitant. The Annuitant can be the same person as the Owner and must be the same person in the case of a Qualified Contract.
         Annuity Payments will be made to the Annuitant after the Annuity Date unless, in the case of a Non-Qualified Contract, the Owner changes the Payee after the Annuity Date.
         For each Contract, a different Account will be established and values, benefits and charges will be calculated separately. The various administrative rules described below will apply separately to each Contract, unless otherwise noted.
Qualified Contracts
         The Contracts may be used to fund IRA rollovers for use in connection with Section 408(b) of the Code. An IRA rollover is a rollover of certain kinds of distributions from qualified plans, Section 403(b) tax sheltered annuities and individual retirement plans, following the rules set out in the Code to maintain favorable tax treatment to an Individual Retirement Annuity.
         The Contracts may also be used (a) for various types of qualified pension and profit sharing plans under Section 401 of the Code, which permits corporate employers to establish various types of retirement plans for employees, and (b) as Section 403(b) annuities. Purchasers of the contracts for use in qualified plans should seek competent advice regarding the suitability of the proposed plan documents and the Contract to their specific needs. Transamerica reserves the right to decline to sell the Contract to certain qualified plans or terminate the contract if in Transamerica's judgment the Contract is not appropriate for the plan. The Contracts issued for use in connection with Sections 401 and 403(b) qualified plans may not be available in all states.
         If a Contract is purchased to fund an IRA, the Annuitant must also be the Owner. In addition, under current tax law, if a Contract is purchased to fund an IRA, minimum distributions must commence not later than April 1st of the calendar year following the calendar year in which the Owner attains age 70 1/2. The Owner should consult his/her tax adviser concerning these matters.

APPLICATION AND PURCHASE PAYMENTS

Purchase Payments
         All Purchase Payments must be paid to the Service Center. A confirmation will be issued to the Owner upon the acceptance of each Purchase Payment.
         The Initial Purchase Payment for each Contract must be at least $5,000. The Contract will be issued and the Net Purchase Payment derived from the Initial Purchase Payment generally will be accepted and credited within two business days after the later of receipt of sufficient information to issue a Contract or receipt of the Initial Purchase Payment at the Service Center. (A Net Purchase Payment is the Purchase Payment less any applicable premium taxes, including retaliatory premium taxes.) Acceptance is subject to sufficient information being provided in a form acceptable to Transamerica, and Transamerica reserves the right to reject any application or Purchase Payment. Contracts normally will not be issued with respect to annuitants more than 80 years old, although Transamerica in its discretion may waive this restriction in appropriate cases.
         If the Initial Purchase Payment cannot be credited within two days of receipt of the Purchase Payment and information requesting issuance of a
Contract because the information is incomplete or for any other reason, then Transamerica will contact the Owner, explain the reason for the delay and will refund the Initial Purchase Payment within five business days, unless the Owner consents to Transamerica retaining the Initial Purchase Payment and crediting it as soon as the requirements are fulfilled.
         Each Contract provides for a Free Look Period of 10 days (or longer if required by state law) after receipt of the Contract during which the Owner may cancel the Contract. To cancel, the Contract must be returned to Transamerica with a written notice of cancellation. In some states (and in all states for
IRAs), Transamerica will refund the sum of: (i) the Purchase Payment(s) allocated to the Fixed Account, and (ii) the greater of the Purchase Payment(s) allocated to the Variable Account or the Variable Accumulated Value as of the date the written notice and the Contract are received by Transamerica. In all other states, the Account Value will be returned with any adjustments required by applicable law or regulation (and without imposition of any Contingent Deferred Sales Load) as of the date the notice and Contract are received. Owners should consult their registered representative or investment adviser (or see their Contract) for the applicable provision.
         Additional Purchase Payments may be made at any time prior to the Annuity Date, as long as the Annuitant or Contingent Annuitant is living. Additional Purchase Payments must be at least $500, or at least $100 if made pursuant to an automatic payment plan under which the Additional Purchase Payment is automatically deducted from a bank account. In addition, minimum allocation amounts apply (see "Allocation of Purchase Payments" on page 28). Additional Net Purchase Payments are credited to the Contract as of the date the payment is received.
         Total Purchase Payments for any Contract may not exceed $1,000,000 without prior approval of Transamerica.
         In no event may the sum of all Purchase Payments for a Contract during any taxable year exceed the limits imposed by any applicable federal or state law, rules, or regulations. Allocation of Purchase Payments
         The Owner specifies in the application how Purchase Payments will be allocated under the Contract. The Owner may allocate the Net Purchase Payment between and among one or more of the Sub-Accounts of the Variable Account and the Guarantee Periods of the Fixed Account as long as the portions are whole number percentages and any allocation percentage for a Sub-Account is at least 10%. In addition, the Initial Purchase Payment is subject to a minimum allocation of $1,000 to any selected Sub-Account or Guarantee Period. The Owner may choose to allocate nothing to a particular Sub-Account or Guarantee Period.
         On the Contract Date, in states where the greater of Purchase Payments or Account Value will be refunded on exercise of the Free Look right (and in all states for IRAs), the Net Purchase Payment derived from the portion of Initial Purchase Payment allocated to the Variable Account will first be allocated to the Money Market Sub-Account of the Variable Account and will remain in that Sub-Account until the estimated end of the Free Look Period (allowing 5 days for delivery of the Contract by mail). The dollar value of the Variable Accumulation

Units held in the Money Market Sub-Account attributable to such Net Purchase Payment will then be allocated among the Sub-Accounts of the Variable Account in accordance with the allocation percentages selected by the Owner. In all other states, on the Contract Date the Net Purchase Payment(s) derived from the Initial Purchase Payment(s) will be allocated between and among the Sub-Accounts of the Variable Account and the Guarantee Periods of the Fixed Account in accordance with the allocation percentages selected by the Owner.
         Each Net Purchase Payment will be subject to the allocation percentages in effect at the time of receipt of such Purchase Payment. The allocation percentages for new Purchase Payments between and among the Sub-Accounts of the Variable Account and the Guarantee Period of the Fixed Account may be changed by the Owner at any time by submitting a request for such change, in a form and manner acceptable to Transamerica, to the Service Center. Any changes to the allocation percentages are subject to the limitation above. Any change will take effect with the first Purchase Payment received with or after receipt by the Service Center of the request for such change, in a form and manner acceptable to Transamerica and will continue in effect until subsequently changed.
         If the allocation of additional Net Purchase Payments is directed to an Inactive Sub-Account of the Variable Account or a Guarantee Period of the Fixed Account, then the amount allocated must be at least $1,000.

ACCOUNT VALUE

         Before the Annuity Date, the Account Value is equal to: (a) the Fixed Accumulated Value plus (b) the Variable Accumulated Value. The Fixed Accumulated Value is the total dollar amount of all Guarantee Amounts held under the Fixed Account for the Contract prior to the Annuity Date. The Fixed Accumulated Value is determined without regard to any interest adjustment. The Variable Accumulated Value is the total dollar amount of all Variable Accumulation Units under each Sub-Account of the Variable Account held for the Contract prior to the Annuity Date. The Variable Accumulated Value prior to the Annuity Date is equal to: (a) Net Purchase Payments allocated to the Sub-Accounts; plus or minus
(b) any increase or decrease in the value of the assets of the Sub-Accounts due to investment results; less (c) the daily Mortality and Expense Risk Charge; less (d) the daily Administrative Expense Charge; less (e) any reductions for the annual Account Fee; plus or minus (f) amounts transferred from or to the Fixed Account; less (g) any applicable Transfer Fees; and less (h) any withdrawals from the Sub-Accounts.
         A Valuation Period is the period between successive Valuation Days. It begins at the close of the New York Stock Exchange (generally 4:00 p.m. ET) on each Valuation Day and ends at the close of the New York Stock Exchange on the next succeeding Valuation Day. A Valuation Day is each day that the New York Stock Exchange is open for regular business. The value of the Variable Account assets is determined at the end of each Valuation Day. To determine the value of an asset on a day that is not a Valuation Day, the value of that asset as of the end of the next Valuation Day will be used.
         The Variable Accumulated Value is expected to change from Valuation Period to Valuation Period, reflecting the investment experience of all of the selected Portfolios as well as the deductions for charges.
         Net Purchase Payments which the Owner allocates to a Sub-Account of the Variable Account are used to purchase Variable Accumulation Units in that Sub-Account. The number of Variable Accumulation Units to be credited for each Sub-Account will be determined by dividing the portion of each Net Purchase Payment allocated to the Sub-Account by the Variable Accumulation Unit Value determined at the end of the Valuation Period during which the Net Purchase Payment was received. In the case of the Initial Net Purchase Payment, Variable Accumulation Units for that payment will be credited to the Account Value within two Valuation Days of the later of: (a) the date an acceptable and properly completed application is received at our Service Center; or (b) the date our Service Center receives the Initial Purchase Payment. In the case of any subsequent Purchase Payment, Variable Accumulation Units for that payment will be credited at the end of the Valuation Period during which Transamerica receives the payment. The value of a Variable Accumulation Unit for each Sub-Account for a Valuation Period is established at the end of each Valuation Period and is calculated by multiplying the value of that unit at the end of the prior Valuation Period by the Sub-Account's Net Investment Factor for the Valuation Period. The value of a Variable Accumulation Unit may go up or down.

         The Net Investment Factor is used to determine the value of Accumulation and Annuity Unit Values for the end of a Valuation Period. The applicable formula can be found in the Statement of Additional Information.
         Transfers involving Sub-Accounts will result in the purchase and/or cancellation of Variable Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Sub-Account. The purchase and cancellation of such units generally are made using the Variable Accumulation Unit value of the applicable Sub-Account as of the end of the Valuation Day in which the transfer is effective.

TRANSFERS

Before the Annuity Date
         Before the Annuity Date, the Owner may transfer all or any portion of the Account Value among and between the Sub-Accounts of the Variable Account and the Guarantee Periods of the Fixed Account currently being offered by Transamerica.
         Transfers among and between the Sub-Accounts and the Guarantee Periods of the Fixed Account may be made by submitting a request, in a form and manner acceptable to Transamerica, to the Service Center. No transfers will be processed until the later of (a) 30 days after the Contract Date or (b) the estimated end of the Free Look Period (allowing 5 days for delivery of contract by mail). The transfer request must specify: (a) the Sub- Account(s) and/or Guarantee Period(s) from which the transfer is to be made; (b) the amount of the transfer, subject to the minimum transfer amount described in the Contract; and
(c) the Sub-Account(s) and/or Guarantee Period(s) to receive the transferred amount. The transfer request is subject to the following conditions: (1) not more than 18 transfers between and among the Guarantee Periods of the Fixed Account and the Sub-Accounts may be made in any Contract Year; (2) the minimum amount which may be transferred is $500; (3) the minimum transfer to an Inactive Sub-Account is $1,000; and (4) the minimum transfer required to establish a new Guarantee Period under the Fixed Account is $1,000. Transfers among the Sub-Accounts are also subject to such terms and conditions as may be imposed by the Funds.
         Currently, there is no charge for transfers. However, Transamerica reserves the right to impose a charge of the lesser of 2% of the amount transferred or $10 for each transfer after six in any Contract Year. All requests received during a single Valuation Period will be treated as a single transfer. A transfer generally will be effective on the date the request for transfer is received by the Service Center. Transfers involving the Fixed
Account are counted as transfers for purposes of assessing the Transfer Fee charge for more than six (6) transfers in a Contract Year.
         When a transfer is made from a Guarantee Period before its Expiration Date, the amount transferred will be subject to an interest adjustment. (See "The Fixed Account" page 24.) A transfer from a Guarantee Period made within the 30-day period ending on its Expiration Date will not be counted for the purpose of the eighteen allowable transfers per Contract Year, nor will such transfer be subject to any interest adjustment.
         If a transfer reduces the value in a Sub-Account to less than $1,000, then Transamerica reserves the right to transfer the remaining amount along with the amount requested to be transferred in accordance with the transfer instructions provided by the Owner. Under current law, there will not be any tax liability to the Owner if the
Owner makes a transfer.
Telephone Transfers
         Transamerica will allow telephone transfers if the Owner has provided proper authorization for such transfers in a form and manner acceptable to Transamerica. Limitations and rules for these transfers will be provided to the Owner by Transamerica. Transamerica reserves the right to suspend telephone transfer privileges at any time, for some or all Contracts, for any reason. Withdrawals are not permitted by telephone.
         Transamerica will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if it follows such procedures it will not be liable for any losses due to unauthorized or fraudulent instructions. Transamerica, however, may be liable for such losses if it does not follow those reasonable procedures. The procedures Transamerica will follow for telephone transfers may include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and/or tape recording the instructions given by telephone.

Possible Restrictions
         Transamerica reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time and for any reason. For example, restrictions may be necessary to protect Owners from adverse impacts on Portfolio management of large and/or numerous transfers by market timers or others. Transamerica has determined that the movement of significant Sub-Account values from one Sub-Account to another may prevent the underlying Portfolio from taking advantage of investment opportunities because the Portfolio must maintain a significant cash position in order to handle redemptions. Such movement may also cause a substantial increase in Portfolio transaction costs which must be indirectly borne by Contract Owners. Therefore, Transamerica reserves the right to require that all transfer requests be made by the Contract Owner and not by a third party holding a power of attorney and to require that each transfer request be made by a separate communication to Transamerica. Transamerica also reserves the right to request that each transfer request be submitted in writing and be manually signed by the Contract Owner or Owners; facsimile transfer requests may not be allowed. Dollar Cost Averaging
         Prior to the Annuity Date, the Owner may automatically transfer amounts from either (but not both) of the Sub-Accounts which invest in the Money Market or Quality Bond Portfolios to any of the other Sub-Accounts on a monthly basis by submitting a request to the Service Center in a form and manner acceptable to Transamerica. The transfers will begin on the tenth day of the next month following receipt of such request, provided that Dollar Cost Averaging transfers will not commence until the later of (a) 30 days after the Contract Date, or (b) the estimated end of the Free Look Period (allowing 5 days for delivery of the Contract by mail). Transfers will continue for twelve consecutive months unless terminated by the Owner, or automatically terminated by Transamerica because there are insufficient funds in the applicable Sub-Account, or for other reasons as set forth in the Contract. The Owner may request that monthly transfers be continued for an additional twelve months by giving notice to the Service Center in a form and manner acceptable to Transamerica within 30 days prior to the last monthly transfer. If no request to continue the monthly transfers is made by the Owner, this option will terminate automatically with the twelfth transfer.
         In order to be eligible for Dollar Cost Averaging, the Owner must meet the following conditions: (1) the value of the selected Sub-Account (from which the transfers are made) must be at least $5,000; (2) the minimum amount that can be transferred out of the selected Sub-Account is $250 per month; and (3) the minimum amount transferred into any other Sub-Account is the greater of $250 or 10% of the amount being transferred. Dollar Cost Averaging transfers can not be made from a Sub-Account from which Systematic Withdrawals or Automatic Payouts are being made.
          There is no charge for the Dollar Cost Averaging service and transfers due to Dollar Cost Averaging will not count toward the number of transfers without charge nor the limit of 18 transfers per Contract Year.
         Dollar  Cost  Averaging  is not  available  with  respect  to the Fixed
Account.
After the Annuity Date
         If a Variable Annuity Payout Option is elected, the Owner may make transfers among Sub-Accounts after the Annuity Date by giving a written request to the Service Center, subject to the following provisions: (1) transfers after the Annuity Date may be made no more than four times during any Annuity Year; and (2) the minimum amount transferred from one Sub-Account to another is the amount supporting a current $75 monthly payment.
         Transfers  among  Sub-Accounts   during  the  Annuity  Period  will  be
processed based on the formula outlined in the Statement of Additional Information.

CASH WITHDRAWALS

Withdrawals
         The Owner may withdraw all or part of the Cash Surrender Value for a Contract at any time during the life of the Annuitant and prior to the Annuity Date by giving a written request to the Service Center and subject to the rules below. Federal or state laws, rules or regulations may also apply. The amount payable to the Owner if the Contract is surrendered on or before the Annuity Date is the Cash Surrender Value which is equal to the Account Value, less the Account Fee, less any interest adjustment, less any applicable Contingent Deferred Sales Load, and less applicable premium taxes. If the Account Value exceeds $50,000 on the date the Contract is surrendered, and where permitted by state law, the Account Fee will be waived.
         No withdrawals may be made after the Annuity Date. Partial withdrawals must be at least $500. No partial withdrawals will be permitted while the Systematic Withdrawal Option is in effect.
         A full surrender will result in a cash withdrawal payment equal to the Cash Surrender Value at the end of the Valuation Period during which the election is received along with all completed forms. Any applicable Contingent Deferred Sales Load will be deducted from the amount paid.
         In the case of a partial withdrawal, the Owner may direct the Service Center to withdraw amounts from specific Sub-Account(s) and/or from the Fixed Account. If the Owner does not specify the Sub-Account(s) from which the withdrawal is to be made, the withdrawal will be taken pro rata from all Sub-Accounts of the Variable Account with current values. If the requested withdrawal reduces the value of a Sub-Account from which the withdrawal was made to less than $1,000, Transamerica reserves the right to transfer the remaining value of that Sub-Account pro rata among the other Active Sub-Accounts with values equal to or greater than $1,000. If no such Sub-Accounts exist, such transfer will be made to the Money Market Sub-Account. The Owner will be notified in writing of any such transfer.
         A partial withdrawal request will not be processed if it would reduce the Account Value to less than $2,000. In that case, the Owner will be notified that he or she will have 10 days from the date notice is mailed to: (a) withdraw a lesser amount (subject to the $500 minimum), leaving an Account Value of at least $2,000; or (b) surrender the Contract for its Cash Surrender Value. (Amounts payable will be determined as of the end of the Valuation Period during which the subsequent instructions are received.) If, after the expiration of the 10-day period, no written election is received from the Owner, the withdrawal request will be considered null and void, and no withdrawal will be processed.
         The Account Fee, unless waived, will be deducted from a full surrender before the application of any Contingent Deferred Sales Load (see "Charges and Deductions" page 35).
         Withdrawals may be taxable transactions. The Code requires Transamerica to withhold federal income tax from withdrawals. However, except for certain Qualified Plans, generally an Owner will be entitled to elect, in writing, not to have tax withholding apply. Withholding applies to the portion of the withdrawal which is includible in income and subject to federal income tax. The federal income tax withholding rate is 10%, or 20% in the case of certain qualified plans, of the taxable amount of the withdrawal. Withholding applies only if the taxable amount of the withdrawal is at least $200. Some states also require withholding for state income taxes. Moreover, the Code provides that a 10% penalty tax may be imposed on the taxable portions of distributions for certain early withdrawals. (See "Federal Tax Matters" page 41.)
         Withdrawal (including surrender) requests generally will be processed as of the end of the Valuation Period during which the request, including all completed forms, is received. Payment of any cash withdrawal or lump sum death benefit due from the Variable Account will occur within seven days from the date the election is received, except that Transamerica may postpone such payment if:
(1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted; or (2) an emergency exists as defined by the Commission, or the Commission requires that trading be restricted; or (3) the Commission permits a delay for the protection of Owners. The withdrawal request will be effective when all appropriate withdrawal request forms are received. Payments of any amounts derived from a Purchase Payment paid by check may be delayed until the check has cleared the Owner's bank.
         When a withdrawal is made from a Guarantee Period before its Expiration Date, the amount withdrawn will be subject to an interest adjustment. (See "The Fixed Account" page 24.)
         Transamerica may delay payment of any withdrawal from the Fixed Account for up to six months after Transamerica receives the request for such withdrawal. If Transamerica delays payment for more than 30 days, Transamerica will pay interest on the withdrawal amount up to the date of payment. (See "The Fixed Account" page 24.)

         SINCE THE OWNER ASSUMES THE INVESTMENT RISK AND BECAUSE CERTAIN WITHDRAWALS ARE SUBJECT TO A CONTINGENT DEFERRED SALES LOAD, THE TOTAL AMOUNT PAID UPON SURRENDER OF THE CONTRACT (TAKING INTO ACCOUNT ANY PRIOR WITHDRAWALS) MAY BE MORE OR LESS THAN THE TOTAL PURCHASE PAYMENTS PAID.
         After a withdrawal of the total Cash Surrender Value, or at any time that the Account Value is zero, all rights of the Owner will terminate.
         Since the Qualified Contracts offered by the Prospectus will be issued in connection with retirement plans which meet the requirements of Sections 401, 403(b), or 408(b) of the Code, reference should be made to the terms of the particular retirement or profit-sharing plans for any additional limitations or restrictions on cash withdrawals.
         An Owner may elect, under the Systematic Withdrawal Option or Automati Payout Option (but not both), to withdraw certain amounts on a periodic basis from the Sub-Accounts prior to the Annuity Date.
Systematic Withdrawal Option
         Prior to the Annuity Date, the Owner, by giving Written Notice to the Service Center, may elect to have withdrawals automatically made from one or more Sub-Account(s) on a monthly basis. (Other distribution modes may be permitted.) The withdrawals will commence on the fourth day of the month following receipt of Written Notice, except that they will not commence sooner than the later of (a) 30 days after the Contract Date or (b) the end of the Free Look Period. Upon written notice to the Owners, Transamerica may change the day of the month on which withdrawals are made under this option. Withdrawals will be from the Sub-Account(s) and in the percentage allocations specified by the Owner. If no specifications are made, withdrawals will be pro-rata from all Sub-Account(s) with value. Systematic Withdrawals can not be made from a Sub-Account from which Dollar Cost Averaging transfers are being made.
         To be eligible for the Systematic Withdrawal Option, the Contract Value must be at least $15,000 at the time of election. The minimum monthly amount that can be withdrawn is $125. The maximum monthly amount that can be withdrawn on an annual basis is equal to the sum, as of the date of the first withdrawal, of (a) 10% of Purchase Payments that are less than seven Contract Years old and
(b) 10% of remaining Purchase Payments that are at least seven Contract Years old.
         Systematic withdrawals are not subject to the Contingent Deferred Sales Load but can be reduced by any applicable premium tax. Systematic withdrawals may be taxable, subject to withholding, and subject to the 10% penalty tax. (See "Federal Tax Matters" page 41.)
         The withdrawals will continue unless terminated by the Owner or automatically terminated by Transamerica as set forth in the Contract. If this option is terminated it may not be elected again until the next Contract Anniversary. Partial withdrawals can not be made while the Systematic Withdrawal Option is in effect. A partial withdrawal while this option is in effect will automatically terminate the Systematic Withdrawal Option and the full amount may be subject to a Contingent Deferred Sales Load.
         Transamerica reserves the right to impose an annual fee of an amount not to exceed $25 for administrative expenses associated with processing the systematic withdrawals. This fee, which is currently waived, will be deducted from each systematic withdrawal in equal installments during a Contract Year.
         The Systematic Withdrawal Option is not available with respect to the Fixed Account.
Automatic Payout Option ("APO")
         Prior to the Annuity Date, for Qualified Contracts, the Owner may elect the Automatic Payout Option (APO) to satisfy minimum distribution requirements under Sections 401(a)(9), 403(b), and 408(b)(3) of the Code. This may be elected no earlier than six months prior to the calendar year in which the Owner attains age 701/2, but payments may not begin earlier than January of such calendar year. Additionally, APO withdrawals may not begin before the later of (a) 30 days after the Contract Date or (b) the end of the Free Look Period. APO may be elected in any calendar month, but no later than the month in which the Owner attains age 84. The APO is not available with respect to the Fixed Account.
         Withdrawals will be from the Sub-Account(s) and in the percentage allocations specified by the Onwer. If no specifications are made, withdrawals will be pro-rata from all Sub-Account(s) with value. Withdrawals can not be made from a Sub-Account from which Dollar Cost Averaging transfers are being made.

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         Payments  will  be made  on the  seventh  day of the  month,  and  will
continue  unless  terminated  by  the  Owner  or  automatically   terminated  by
Transamerica as set forth in the Contract. Once terminate, APO may not be elected again.
           If only APO withdrawals are made, no Contingent Deferred Sales Load will apply, regardless of the free withdrawal amount. However, if a partial withdrawal is taken, a Contingent Deferred Sales Load will be applied to both the APO and partial withdrawals above the free withdrawal amount. (See "Contingent Deferred Sales Load" page 35.)
         To be eligible for this option,  the following  conditions must be met:
(1) the Account Value must be at least $15,000 at the time of election; (2) the annual withdrawal amount is the larger of the required minimum distribution under Code Sections 401(a)(9) or 408(b)(3) or $500; and (3) the minimum amount per payment (if not annual) must be at least $150.
         APO allows the required minimum distribution to be paid in equal installments, either monthly, quarterly, or annually, from the Variable Account. If there are insufficient funds in the Variable Account to make a withdrawal, or for other reasons as set forth in the Contract, this option will terminate. Restrictions Under Section 403(b) Programs
         Certain restrictions apply to annuity contracts used in connection with Internal Revenue Code Section 403(b) retirement plans. Section 403(b) of the
Internal Revenue Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions and (iii) earnings on amounts attributable to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon death of the employee, on or after attainment of age 591/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

DEATH BENEFIT

         If the Owner or Annuitant dies before the Annuity Date, a death benefit is payable. The amount of the death benefit depends on the state of issuance.
         In certain  states the death  benefit  will be equal to the greatest of
(1) the Account Value, (2) the Account Value determined as of the seventh Contract Anniversary and at each succeeding Contract Anniversary occurring at subsequent seven year intervals thereafter, adjusted for any subsequent Purchase Payments paid by the Owner (less the sum of all subsequent withdrawals and any applicable premium taxes), or (3) the sum of all Purchase Payments, less withdrawals and any applicable premium taxes, plus interest thereon equal to a 5% annual effective rate, credited on a daily basis up to (i) the Contract Anniversary following the earlier of the Owner's or Annuitant's 75th birthday, or (ii) the date the sum of all Purchase Payments, (less the sum of all withdrawals and any premium taxes), together with credited interest, has grown to two times the amount of all Purchase Payments (less all withdrawals and any premium taxes) as a result of such interest accumulation, if earlier.
         In other states, the death benefit for each Contract will be equal to the largest of (1) the sum of the Purchase Payments, less withdrawals and less premium or similar taxes as of the Annuitant's or Owner's date of death, (2) the Account Value, or (3) the Account Value determined as of the seventh Contract Anniversary and at each succeeding Contract Anniversary occurring at subsequent seven year intervals thereafter (that is, as of the most recent Seven Year Anniversary), adjusted for any subsequent Purchase Payments (less the sum of all subsequent withdrawals and any applicable premium taxes) made since that Seven Year Anniversary.
         Owners should consult their registered representative or investment adviser (or see their Contract) for the applicable death benefit provision.
         The death benefit will be determined as of the end of the Valuation Period during which the later of (a) Proof of Death of the Owner or Annuitant is received by the Service Center and (b) a written notice of the method of settlement elected by the Beneficiary is received at the Service Center. If no settlement method is elected, the death benefit will be paid no later than one year after the date of death. No Contingent Deferred Sales

                                                            33

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Load will apply. Until the death benefit is paid, the Account Value allocated to the Variable Account will remain in the Sub-Accounts as previously specified by the Owner or in the Sub-Accounts as reallocated pursuant to instructions received by Transamerica from all Beneficiaries. Therefore, the value of the Variable Account will fluctuate with investment performance of the applicable Sub-Account(s), and accordingly, the amount of the death benefit depends on the Account Value at the time the death benefit is paid.
         There is no extra charge for the death benefit, and it applies automatically (i.e. no election by the Owner is necessary).
Payment of Death Benefit
         The death benefit is generally payable upon receipt of Proof of Death of the Annuitant or Owner. Upon receipt of this proof and an election of a method of settlement, the death benefit generally will be paid within seven days, or as soon thereafter as Transamerica has sufficient information about the Beneficiary to make the payment. The Beneficiary may receive the amount payable in a lump sum cash benefit or, subject to any limitations under any state or federal law, rule, or regulation, under one of the Annuity Forms unless a settlement agreement is effective under the Contract preventing such election. If no settlement method is elected within one year of the date of death, the death benefit will be paid in a lump sum. The payment of the death benefit may be subject to certain distribution requirements under the federal income tax laws. (See "Federal Tax Matters" page 41.) Designation of Beneficiaries
         The Owner may select one or more Beneficiaries and name them in a form and manner acceptable to Transamerica. If the Owner selects more than one Beneficiary, unless otherwise indicated by the Owner they will share equally in any death benefits payable in the event of the Annuitant's death before the Annuity Date if there is no Contingent Annuitant, or the Owner's death if there is no Joint Owner. Different Beneficiaries may be named with respect to the Annuitant's death (Annuitant's Beneficiary) and the Owner's death (Owner's Beneficiary). Before the Annuitant's death, the Owner may change the Beneficiary by notice to the Service Center. The Owner may also make the designation of Beneficiary irrevocable by sending notice to and obtaining approval from the Service Center. Irrevocable Beneficiaries may be changed only with the written consent of the designated Irrevocable Beneficiaries, except to the extent required by law.
         The interest of any Beneficiary who dies before the Owner or Annuitant will terminate at the death of the Beneficiary. The interest of any Beneficiary who dies at the time of, or within 30 days after, the death of the Owner or Annuitant will also terminate if no benefits have been paid unless the Contract has been endorsed to provide otherwise. The benefits will then be paid as though the Beneficiary had died before the Owner or Annuitant. If the interest of all designated Beneficiaries has terminated, any benefits payable will be paid to the Owner's estate.
         Transamerica may rely on an affidavit by any responsible person in determining the identity or non-existence of any Beneficiary not identified by name.
Death of Annuitant Prior to the Annuity Date
         If the Annuitant dies prior to the Annuity Date and the Annuitant is not an Owner and there is no Contingent Annuitant, a death benefit under the Contract relating to that Annuitant will be paid to the Annuitant's Beneficiary. If there is a Contingent Annuitant, then the Contingent Annuitant will become the Annuitant.
Death of Certificate Owner Prior to the Annuity Date
         If an Owner dies before the Annuity Date, a death benefit will be paid to that Owner's Beneficiary. If the Owner's Beneficiary is the deceased Owner's spouse, then the spouse may elect to treat the Contract as his or her own. The payment of the death benefit may be subject to certain distribution requirements under the federal income tax laws. (See "Federal Tax Matters," page 41.)
Death of Annuitant or Owner After the Annuity Date
         If an Annuitant or Owner dies after the annuity starts, the remaining undistributed portion, if any, of the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such death. Under some Annuity Forms, there will be no death benefit.



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CHARGES AND DEDUCTIONS

         No deductions are made from Purchase Payments except for any applicable premium taxes. Therefore, the full amount, less any premium taxes, of the Purchase Payments are invested in one or more of the Sub-Accounts of the Variable Account and/or in the Guarantee Periods of the Fixed Account.
         As more fully described below, charges under the Contract are assessed in three ways: (1) as deductions for the Account (or Annuity) Fees, any Transfer Fees, any Systematic Withdrawal Option fees, any interest adjustment (for withdrawals from the Fixed Account) and, if applicable, for premium taxes; (2) as charges against the assets of the Variable Account for the assumption of mortality and expense risks and administrative expenses; and (3) as Contingent Deferred Sales Loads. In addition, certain deductions are made from the assets of the Portfolios for investment management fees and expenses. These fees and expenses are described in the Funds' prospectuses and in their statements of additional information. Contingent Deferred Sales Load
         No deduction for sales charges is made from Purchase Payments (although premium tax may be deducted). However, a Contingent Deferred Sales Load of up to 6% of Purchase Payments made may be imposed on certain withdrawals or surrenders to partially cover certain expenses incurred by Transamerica relating to the sale of the Contract, including commissions paid to salespersons, the costs of preparation of sales literature and other promotional costs and acquisition expenses.
         The Contingent Deferred Sales Load percentage varies according to the number of Contract Years between the Contract Year in which a Net Purchase Payment was credited to the Contract and the Contract Year in which the withdrawal is made. The amount of the Contingent Deferred Sales Load is determined by multiplying the amount withdrawn subject to the Contingent Deferred Sales Load by the Contingent Deferred Sales Load percentage in accordance with the following table. In no event shall the aggregate Contingent Deferred Sales Load assessed against the Contract exceed 6% of the aggregate Purchase Payments.

Number of
Contract Years
Since Receipt of                                 Contingent Deferred Sales Load
Purchase Payment                           As a Percentage of Purchase  Payment
Less than one year                                          6%
1 year but less than 2 years                                6%
2 years but less than 3 years                               5%
3 years but less than 4 years                               5%
4 years but less than 5 years                               4%
5 years but less than 6 years                               4%
6 years but less than 7 years                               2%
7 or more years                                             0%

         Net Purchase Payments that have been held by Transamerica for at least seven Contract Years and have not been previously withdrawn may be withdrawn free of any Contingent Deferred Sales Load. In addition, any portion of the "Free Withdrawal Amount" (described below) may be withdrawn, once each Contract Year after the first complete Contract Year, free of any Contingent Deferred Sales Load. Any excess amount withdrawn will be subject to the Contingent Deferred Sales Load.
         The "Free Withdrawal Amount" depends on the state of issuance. Owners should consult their registered representative or investment adviser or see their Contract for the applicable provision.
         In some states, the Free Withdrawal Amount, which is only available for the first withdrawal in every Contract Year, is equal to the greater of (a) the accumulated earnings not previously withdrawn, or,(b) 15% of the Purchase Payments held at least one but less than seven Contract Years prior to the day of withdrawal, not adjusted for any withdrawals to be made from such Purchase Payments. In these states, withdrawals will be made first from accumulated earnings, and then from Purchase Payments on a first-in first-out basis. If a Free Withdrawal Amount is not withdrawn during a Contract Year, it does not carry over to the next Contract Year. However, accumulated earnings, if any, in the Owner's Account Value are always available as the Free Withdrawal Amount (if greater than 15% of Purchase Payments).

         In other states,  the Free Withdrawal Amount is equal to the greater of
(a) the accumulated earnings not previously withdrawn or (b) 10% of Purchase Payments held at least one but less than seven Contract Years prior to the day of withdrawal, not adjusted for any prior withdrawals deemed to be made from such Purchase Payments. In these states, withdrawals will be made first to Purchase Payments on a first-in, first-out basis (and then to earnings, which are not subject to the Contingent Deferred Sales Load.) If the10% free withdrawal amount is not withdrawn during a Contract Year, it does not carry over to the next Contract Year.
         No  Contingent  Deferred  Sales  Load  will  be  charged  on  the  Free
Withdrawal Amount if surrender of the Contract occurs in the second or subsequent Contract Year for a Purchase Payment and the Owner was eligible to withdraw the amount without charge but had not made such a withdrawal during the Contract Year in which the date of surrender occurs. In addition, no Contingent Deferred Sales Load is assessed: (a) upon annuitization after the first three Contract Years to an option involving life contingencies; (b) upon payment of the death benefit; (c) upon transfers of Account Value among and between the Sub-Accounts of the Variable Account and the Guarantee Periods of the Fixed Account; (d) under the Systematic Withdrawal Option; (e) or, in some circumstances, under the Automatic Payout Option. Any applicable Contingent Deferred Sales Load will be deducted from the amount requested for both partial withdrawals and full surrenders. The Contingent Deferred Sales Load and any premium tax applicable to a withdrawal from the Fixed Account will be deducted from the amount withdrawn after the interest adjustment, if any, is applied and before payment is made to the Owner.
         In certain states, the Contingent Deferred Sales Load arising from a withdrawal or surrender of the Contract will be waived if the Owner receives extended medical care in a licensed hospital or nursing care facility for a least 45 days during any continuous 60 day period beginning on or after the first Contract Anniversary and the request for the withdrawal or surrender, together with proof of such extended care, is received at the Service Center during the term of such care or within 90 days after the last day upon which the Owner received such extended care. This waiver of the Contingent Deferred Sales Load may not be available in all states and does not apply if the Owner is receiving extended medical care in a licensed hospital or nursing care facility at the time the Owner applied for the Contract or at the Contract Date. Administrative Charges
         At the end of each Contract Year before the Annuity Date, Transamerica deducts an annual Account Fee as partial compensation for expenses relating to the issue and maintenance of the Contract, and the Variable Account. The annual Account Fee is equal to the lesser of $30 or 2% of the Account Value. The Account Fee may be changed upon 30 days advance written notice, but in no event may it exceed the lesser of $60 or 2% of the Account Value. Such increases in the Account Fee will apply only to future deductions after the effective date of the change. If the Contract is surrendered on other than the end of a Contract Year, the Account Fee will be deducted in full at the time of such surrender. The Account Fee will be deducted on a pro rata basis from each Sub-Account in which the Account is invested at the time of such deduction. If the entire Account is in the Fixed Amount, then the annual Account Fee will be deducted on a pro rata basis from all Guarantee Periods under the Fixed Account. The Account Fee for a Contract Year may be waived if the Account Value exceeds $50,000 on the last business day of that Contract Year or, if earlier, as of the date the Contract is surrendered. This waiver of the Account Fee may not be available in all states.
         After the Annuity Date, an annual Annuity Fee of $30 will be deducted in equal amounts from each Variable Annuity Payment made during the year ($2.50 each month if monthly payments). This fee will not be changed. No Annuity Fee will be deducted from Fixed Annuity Payments.
         Transamerica also makes a deduction (the Administrative Expense Charge) from the Variable Account at the end of each Valuation Period (both before and after the Annuity Date) at an effective current annual rate of 0.15% of assets held in each Sub-Account to reimburse Transamerica for those administrative expenses attributable to the Contract and the Variable Account which exceed the revenues received from the Account Fee, any Transfer Fee, and any fee imposed for Systematic Withdrawals. Transamerica has the ability to increase or decrease this charge, but the charge is guaranteed not to exceed 0.25%. Transamerica will provide 30 days written notice of any change in fees. Transamerica believes that the Administrative Expense Charge and Account Fee have been initially set (and will continue to be set) at a level that will recover no more than the anticipated and estimated costs associated with administering the Contract and Variable Account. The administrative charges do not bear any relationship to the actual administrative costs of a particular Contract. Transamerica does not expect to make a profit from the Account Fee or the Administrative Expense Charge. The Administrative Expense Charge is
reflected in the Variable Accumulation or Variable Annuity Unit Values
for each Sub-Account.
Mortality and Expense Risk Charge
         Transamerica imposes a charge called the Mortality and Expense Risk Charge to compensate it for bearing certain mortality and expense risks under the Contract. For assuming these risks, Transamerica makes a daily charge equal to .003403% corresponding to an effective annual rate of 1.25% of the value of the net assets in the Variable Account. This charge is imposed before the Annuity Date and if an Annuity Purchase Amount is applied to a Variable Payment Option, also after the Annuity Date. The approximate portion of this charge estimated to be attributable to mortality risks is 0.65%; the approximate portion of this charge attributable to expense risks is 0.60%. Transamerica guarantees that this charge of 1.25% will never increase.
         The Mortality and Expense Risk Charge is reflected in the Variable Accumulation and Variable Annuity Unit Values for each Sub-Account.
         Variable Accumulated Values and Variable Annuity Payments are not affected by changes in actual mortality experience incurred by Transamerica. The mortality risks assumed by Transamerica arise from its contractual obligations to make Annuity Payments (determined in accordance with the annuity tables and other provisions contained in the Contract) and to pay death benefits prior to the Annuity Date. Thus Owners are assured that neither the Annuitant's own longevity nor an unanticipated improvement in general life expectancy will adversely affect the Annuity Payments under the Contract.
         Transamerica also bears substantial risk in connection with the death benefit before the Annuity Date, since it will pay a death benefit that may exceed the Cash Surrender Value. In this way, Transamerica bears the risk of unfavorable experience in the Sub-Accounts.
         The expense risk assumed by Transamerica is the risk that Transamerica's actual expenses in administering the Contracts and the Variable Account will exceed the amount recovered through the Administrative Expense Charge, Account Fees, Transfer Fees and any fees imposed for Systematic Withdrawals.
         If the Mortality and Expense Risk Charge is insufficient to cover actual costs and risks assumed, the loss will fall on Transamerica. Conversely, if this charge is more than sufficient, any excess will be profit to Transamerica. Currently, Transamerica expects a profit from this charge.
         Transamerica anticipates that the Contingent Deferred Sales Load will not generate sufficient funds to pay the cost of distributing the Contracts. To the extent that the Contingent Deferred Sales Load is insufficient to cover the actual cost of Contract distribution, the deficiency will be met from Transamerica's general corporate assets which may include amounts, if any, derived from the Mortality and Expense Risk Charge. Premium Taxes
         Transamerica may be required to pay premium or retaliatory taxes currently ranging from 0% to 3.5% in connection with Purchase Payments or values under the Contracts. Depending upon applicable state law, Transamerica may deduct the premium taxes which are payable with respect to a particular Contract from the Purchase Payments, from amounts withdrawn, or from amounts applied on the Annuity Date. In some states, charges for both direct premium taxes and retaliatory premium taxes may be imposed at the same or different times with respect to the same Purchase Payment, depending upon applicable state law.
         In certain limited circumstances, a broker-dealer or other entity distributing the Contracts may elect to pay to Transamerica an amount equal to the premium taxes that would otherwise be attributable to that entity's customers. In such cases, Transamerica will not impose a premium tax charge on those contracts.
Transfer Fee
         Transamerica currently does not charge for transfers. However, Transamerica may impose a fee for each transfer in excess of the first six in a single Contract Year. Transamerica will deduct the charge from the amount transferred. This fee would be no more than $10 and would be used to help cover Transamerica's costs of processing transfers.


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



Systematic Withdrawal Option
         Transamerica reserves the right to impose an annual fee of an amount not to exceed $25 for administrative expenses associated with processing systematic withdrawals. This fee, which is currently waived, will be deducted from each systematic withdrawal in equal installments during a Contract Year. Taxes
         Under present laws, Transamerica will incur state or local taxes (in addition to the premium taxes described above) in several states. No charges are currently made for taxes other than state premium taxes. However, Transamerica reserves the right to deduct charges in the future for federal, state, and local taxes or the economic burden resulting from the application of any tax laws that Transamerica determines to be attributable to the Contracts. Portfolio Expenses
         The value of the assets in the Variable Account reflects the value of Portfolio shares and therefore the fees and expenses paid by each Portfolio. A complete description of the fees, expenses, and deductions from the
Portfolios are found in the Funds' prospectuses. (See "The Funds" page 21.) Interest Adjustment
         For a description of the interest adjustment applicable to early withdrawals and transfers from the Guarantee Periods of the Fixed Account, see "The Fixed Account" page 24.

ANNUITY PAYMENTS

Annuity Date
         Initially, the Annuity Date is selected by the Owner at the time the Initial Purchase Payment is made. Thereafter, the Annuity Date may be changed from time to time by the Owner by giving notice, in a form and manner acceptable to Transamerica, to the Service Center, provided that notice of each change is received by the Service Center at least thirty (30) days prior to the then-current Annuity Date. The Annuity Date must not be earlier than the third Contract Anniversary, except for certain Qualified Contracts. The latest Annuity Date which may be elected is the later of (a) the first day of the calendar month immediately preceding the month of the Annuitant's 85th birthday, or (b) the first day of the month coinciding with or next following the tenth Contract Anniversary. This Annuity Date extension to the tenth Contract Anniversary may not be available in all states.
         The Annuity Date must be the first day of a calendar month. The first Annuity Payment will be on the first day of the month immediately following the Annuity Date.
Annuity Payment
         The Annuity Date is the date that the Annuity Purchase Amount is applied to provide the Annuity Payments under the Contract under the selected Annuity Form and Payment Option, unless the entire Account Value has been withdrawn or the death benefit has been paid to the Beneficiary prior to that date. The Annuity Purchase Amount is the Account Value, less any interest adjustment, less any applicable Contingent Deferred Sales Load and less any applicable premium taxes. Any Contingent Deferred Sales Load will be waived if values are applied to an Annuity Form involving life contingencies on or after the third Contract Anniversary.
         If the amount of the monthly Annuity Payment from any of the Payment Options selected by the Owner would result in a monthly annuity payment of less than $150, or if the Annuity Purchase Amount is less than $5,000, Transamerica reserves the right to offer a less frequent mode of payment or pay the Cash Surrender Value in a cash payment. Monthly Annuity Payments from the Variable Annuity Payment Option will further be subject to a minimum monthly annuity of $75 from each Sub-Account of the Variable Account from which such payments are made.
         The Owner may choose from the Annuity Forms below. Transamerica may consent to other plans of payment before the Annuity Date. For Annuity Forms involving life income, the actual age and/or sex of the Annuitant, or a Joint or Contingent Annuitant will affect the amount of each payment. Sex-distinct rates generally are not allowed under certain Qualified Contracts. Transamerica reserves the right to ask for satisfactory proof of the Annuitant's (or Joint or Contingent Annuitant's) age. Transamerica may delay Annuity Payments until satisfactory proof is received. Since payments to older Annuitants are expected to be fewer in number, the amount of each Annuity Payment shall be greater for older Annuitants than for younger Annuitants.
         The Owner may choose from the two Annuity Payment Options described below. The Annuity Date and Annuity Forms available for Qualified Contracts may also be controlled by endorsements, the plan or applicable law.
         A portion or the entire amount of the Annuity Payments may be taxable as ordinary income. If, at the time the Annuity Payments begin, Transamerica has not received a proper written election not to have federal income taxes withheld, Transamerica must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government. Federal income tax withholding is mandatory for certain distributions from
Section 401 retirement plans and 403(b) annuities. State income tax withholding may also apply.
(See "Federal Tax Matters" page 41.)
Election of Annuity Forms and Payment Options
         The Annuity Form and Payment Option for each Contract is set as a 120 month period certain and life Annuity Form, under the Variable Payment Option.
         Before the Annuity Date, and while the Annuitant is living, the Owner may, by Written Request, change the Annuity Form or Annuity Payment Option or may request payment of the Cash Surrender Value for the Contract. The request for change of the Annuity Date or Annuity Payment Option must be received by the Service Center at least 30 days prior to the Annuity Date.
         In the event that an Annuity Form and Payment Option is not selected at least 30 days before the Annuity
Date, Transamerica will make Variable Annuity Payments in accordance with the 120 month period certain and life Annuity Form and the applicable provisions of the Contract.
Annuity Payment Options
         The Annuity Forms may be paid under Fixed or Variable Annuity Payment Options. Under the Fixed Annuity Payment Option, the amount of each payment will be determined on the Annuity Date and will not subsequently be affected by the investment performance of the Sub-Accounts. Under the Variable Annuity Payment Option, the Annuity Payments, after the first Annuity Payment, will reflect the investment experience of the Sub-Account or Sub-Accounts chosen by the Owner.
         Owners may elect a Fixed Annuity, a Variable Annuity, or a combination of both (in 25% increments of the Annuity Purchase Amount). If the Owner elects a combination, he or she must specify what part of the Annuity Purchase Amount is to be applied to the Fixed and Variable Payment Options. Unless specified otherwise, the applied Annuity Purchase Amount will be used to provide a Variable Annuity. In this event, the initial allocation of Variable Annuity Units for the Variable Sub-Accounts will be in proportion to the Contract's value in the Sub-Accounts on the Annuity Date. Fixed Annuity Payment Option
         A Fixed Annuity provides for Annuity Payments which will remain constant pursuant to the terms of the Annuity Form elected. If a Fixed Annuity is selected, the portion of the Annuity Purchase Amount used to provide the Fixed Annuity will be transferred to the general account assets of Transamerica, and the amount of Annuity Payments will be established by the fixed annuity provisions selected and the age and sex (if sex-distinct rates are allowed by law) of the Annuitant and will not reflect investment experience after the Annuity Date. The Fixed Annuity Payment amounts are determined by applying the Annuity Purchase Rate specified in the Contract to the portion of the Annuity Purchase Amount applied to the Fixed Annuity Option by the Owner. Payments may vary after the death of the Annuitant under some Annuity Options; the amounts of these variances are fixed on the Annuity Date. Variable Annuity Payment Option
         A Variable Annuity provides for payments that vary in dollar amount, based on the investment performance of the selected Sub-Account(s) of the Variable Account. The Variable Annuity Purchase Rate Tables in the Contract reflect an assumed annual interest rate of 4%, so if the actual net investment performance of the Sub-Account(s) is less than this rate, then the dollar amount of the actual Annuity Payments will decrease. If the actual net investment performance of the Sub-Account(s) is higher than this rate, then the dollar amount of the actual Annuity Payments will increase. If the net investment performance exactly equals the 4% rate, then the dollar amount of the actual Annuity Payments will remain constant.
         Variable Annuity Payments will be based on the Sub-Accounts selected by the Owner, and on the allocations among the Sub-Accounts.
         For further details as to the determination of Variable Annuity Payments, see the Statement of Additional
Information.
Annuity Forms
         The Owner may choose any of the Annuity Forms described below. Subject to approval by Transamerica, the Owner may select any other Annuity Forms then being offered by Transamerica.
         (1) Life Annuity. Payments start on the first day of the month immediately following the Annuity Date, if the Annuitant is living. Payments end with the payment due just before the Annuitant's death. There is no death benefit under this form. It is possible that only one payment will be made under this form if the Annuitant dies before the second payment is due; only two payments will be made if the Annuitant dies before the third payment is due, and so forth.
         (2) Life and Contingent Annuity. Payments start on the first day of the month immediately following the Annuity Date, if the Annuitant is living. Payments will continue for as long as the Annuitant lives. After the Annuitant dies, payments will be made to the Contingent Annuitant, if living, for as long as the Contingent Annuitant lives. The continued payments can be in the same amount as the original payments, or in an amount equal to one-half or two-thirds thereof. Payments will end with the payment due just before the death of the Contingent Annuitant. There is no death benefit after both die. If the Contingent Annuitant does not survive the Annuitant, payments will end with the payment due just before the death of the Annuitant. It is possible that only one payment or very few payments will be made under this form, if the Annuitant and Contingent Annuitant die shortly after payments begin.
         The  written  request  for this  form  must:  (a)  name the  Contingent
Annuitant; and (b) state the percentage of payments for the Contingent Annuitant. Once Annuity Payments start under this Annuity Form, the person named as Contingent Annuitant for purposes of being the measuring life, may not be changed. Transamerica will require proof of age for the Annuitant and for the Contingent Annuitant before payments start.
         (3) Life Annuity With Period Certain. Payments start on the first day of the month immediately following the Annuity Date, if the Annuitant is living. Payments will be made for the longer of: (a) the Annuitant's life; or
(b) the period certain. The period certain may be 120 or 180 or 240 months, but in no event may it exceed the life expectancy of the Annuitant.
         If the Annuitant dies after all payments have been made for the period certain, payments will cease with the payment due just before the Annuitant's death. No benefit will then be payable to the Annuitant's Beneficiary.
         If the Annuitant dies during the period certain, the rest of the period certain payments will be made to the Annuitant's Beneficiary, unless the Owner provides otherwise. The Owner may elect to have the commuted value of these payments paid in a single sum. Transamerica will determine the commuted value by discounting the rest of the payments at the then current rate of interest used for commuted values.
         If the Owner does not elect to have the commuted value paid in a single sum after the Annuitant's death, the Owner may designate a Payee to receive any remaining payments payable if the Annuitant's Beneficiary dies before all of the payments under the period certain have been made. If the Annuitant's Beneficiary dies before receiving all of the remaining period certain payments and a designated Payee does not survive the Annuitant's Beneficiary for at least 30 days, then the remaining payments will be paid to the Owner, if living, otherwise in a single sum to the Owner's estate.
         The written request for this form must: (a) state the length of the period certain; and (b) name the
Annuitant's Beneficiary.
         (4) Joint and Survivor Annuity. Payments will be made to the Annuitant, starting on the first day of the month immediately following the Annuity Date, if and for as long as the Annuitant and Joint Annuitant are living. After the Annuitant or Joint Annuitant dies, payments will continue for so long as the survivor lives. Payments will be made to the survivor for his or her life. Payments end with the payment due just before the death of the survivor. The continued payments can be in the same amount as the original payments, or in an amount equal to one-half or two-thirds thereof. It is possible that only one payment or very few payments will be made under this form if the Annuitant and Joint Annuitant both die shortly after payments begin.
         The written request for this form must: (a) name the Joint Annuitant; and (b) state the percentage of continued payments for the survivor. Once payments start under this Annuity Form, the person named as Joint Annuitant, for the purpose of being the measuring life, may not be changed. Transamerica will need proof of age for the Joint Annuitant before payments start.
         (5) Other Forms of Payment. Benefits can be provided under any other Annuity Form not described in this section subject to Transamerica's agreement and any applicable state or federal law or regulation. Requests for any other Annuity Form must be made in writing to the Service Center at least 30 days before the Annuity Date.
         Once payments start under the Annuity Form and Payment Option selected by the Owner: (a) no changes can be made in the Annuity Form and Payment Option;
(b) no additional Purchase Payment will be accepted under the Contract; and (c) no further withdrawals will be allowed.
         The Owner may, at any time after the Annuity Date by written notice to us at our Service Center, change the Payee of annuity benefits being provided under the Contract. The effective date of change in Payee will be the later of: (a) the date we receive the Written Request for such change; or
(b) the date specified by the Owner.
If the Contract is issued as an IRA, the Owner may not change the Payee on or after the Annuity Date.
Alternate Fixed Annuity Rates
         The amount of any Fixed  Annuity  Payments  will be  determined  on the
Annuity Date by using either the guaranteed fixed annuity rates or Transamerica's current single premium fixed annuity rates at the time, whichever would result in a higher amount of monthly Fixed Annuity Payments.

FEDERAL TAX MATTERS

Introduction
         The following discussion is a general description of federal tax considerations relating to the Contract and is not intended as tax advice. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a
distribution   under  the  Contract.   Any  person  concerned  about  these  tax
implications should consult a competent tax adviser before initiating any transaction. This discussion is based upon Transamerica's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws.
         The  Contract  may  be   purchased   on  a  non-tax   qualified   basis
("Non-Qualified  Contract")  or  purchased  and used in  connection  with  plans qualifying for favorable tax treatment ("Qualified Contract"). Qualified Contracts are designed for use in connection with plans entitled to special income tax treatment under Sections 401, 403(b), and 408 of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, on Annuity Payments, and on the economic benefit to the Owner, the Annuitant, or the Beneficiary may depend on the type of retirement plan, and on the tax status of the individual concerned. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax qualified retirement plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of the Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Contract. The following discussion assumes that a Qualified Contract is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.
         The following discussion is based on the assumption that the Contract qualifies as an annuity contract for federal income tax purposes. The Statement of Additional Information discusses the requirements for qualifying as an annuity.

Taxation of Annuities
         In General
         Section 72 of the Code governs taxation of annuities in general. Transamerica believes that the Owner who is a natural person generally is not taxed on increases in the value of an Account until distribution occurs by withdrawing all or part of the Account Value (e.g., withdrawals or Annuity Payments under the Annuity Option elected). For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Account Value (and in the case of a Qualified Contract, any portion of an interest in the plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or an annuity) is taxable as ordinary income.
         The Owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the Account Value over the "investment in the contract" (discussed below) during the taxable year. There are some exceptions to this rule and a prospective Owner that is not a natural person may wish to discuss these with a competent tax adviser.
         The following discussion generally applies to a Contract owned by a natural person. Withdrawals In the case of a withdrawal under a Qualified Contract, including withdrawals under the Systematic
Withdrawal Option or the Automatic Payout Option, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible Purchase Payments paid by or on behalf of any individual. For a Qualified Contract , the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from a Qualified Contract.
         With respect to Non-Qualified Contracts, partial withdrawals, including withdrawals under the Systematic Withdrawal Option, are generally treated as taxable income to the extent that the Account Value immediately before the withdrawal exceeds the "investment in the contract" at that time. If a partial withdrawal from the Fixed Account is subject to an interest adjustment, the Account Value immediately before the withdrawal will not be altered to take into account the interest adjustment. As a result, for purposes of determining the taxable portion of the partial withdrawal, the Account Value will be treated as including the amount deducted from the Fixed Account due to the interest adjustment. Full surrenders are treated as taxable income to the extent that the amount received exceeds the "investment in the contract."
         Annuity Payments
         Although the tax consequences may vary depending on the Annuity Payment elected under the Contract, in general, only the portion of the Annuity Payment that represents the amount by which the Account Value exceeds the "investment in the contract" will be taxed; after the "investment in the contract" is recovered, the full amount of any additional Annuity Payments is taxable. For Variable Annuity Payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract." For Fixed Annuity Payments, in general there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Annuity Payments for the term of the payments; however, the remainder of each Annuity Payment is taxable. Once the "investment in the contract" has been fully recovered, the full amount of any additional Annuity Payments is taxable. If Annuity Payments cease as a result of an Annuitant's death before full recovery of the "investment in the contract," consult a competent tax advisor regarding deductibility of the unrecovered amount.
         Penalty Tax
         In the case of a distribution pursuant to a Non-Qualified Contract, there may be imposed a federal income tax penalty equal to 10% of the amount treated as taxable income. In general, however, there is no penalty tax on distributions: (1) made on or after the date on which the Owner attains age 591/2; (2) made as a result of death or disability of the Owner; or (3) received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the lives or life expectancies of the Owner and a "designated beneficiary." Other tax penalties may apply to certain distributions pursuant to a Qualified Contract.
         Taxation of Death Benefit Proceeds
         Amounts may be distributed from the Account because of the death of an Owner or the Annuitant. Generally such amounts are includible in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender as described above, or (2) if distributed under an Annuity Option, they are taxed in the same manner as Annuity Payments, as described above. For these purposes, the investment in the Contract is not affected by the Owner's or Annuitant's death. That is, the investment in the Contract remains the amount of any Purchase Payments paid which are not excluded from gross income.
         Transfers, Assignments, or Exchanges of the Contract
         A transfer of ownership of a Contract, the designation of an Annuitant, Payee, or other Beneficiary who is not also the Owner, or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such designation, transfer, assignment, or exchange should contact a competent tax adviser with respect to the potential tax effects of such a transaction.
         Multiple Contracts
         All deferred non-qualified annuity contracts that are issued by Transamerica (or its affiliates) to the same Owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under Section 72(e) of the Code. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. Congress has also indicated that the Treasury Department may have authority to treat the combination purchase of an immediate annuity contract and separate deferred annuity contracts as a single annuity contract under its general authority to prescribe rules as may be necessary to enforce the income tax laws. Qualified Contracts
         In General
         The Qualified Contract is designed for use with several types of retirement plans. The tax rules applicable to participants and beneficiaries in retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 591/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances. We make no attempt to provide more than general information about use of the Contracts with the various types of retirement plans. Owners and participants under retirement plans as well as annuitants and beneficiaries are cautioned that the rights of any person to any benefits under Qualified Contracts may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract issued in connection with such a plan. Some retirement plans are subject to distribution and other requirements that are not incorporated in the administration of the Contracts. Owners are responsible for determining that contributions, distributions and other transactions with respect to the
Contracts satisfy applicable law. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the Contract.
         Qualified Pension and Profit Sharing Plans
         Section 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees. Such retirement plans may permit the purchase of the Contract in order to provide retirement savings under the plans. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10," also permits self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefits payments. Purchasers of a Contract for use with such plans should seek competent advice regarding the suitability of the proposed plan documents and the Contract to their specific needs. The Contract is designed to invest retirement savings and not to distribute retirement benefits.

         Individual Retirement Annuities
         The Contract is designed for use with IRA rollovers. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or Individual Retirement Account (each hereinafter referred to as an "IRA"). Also, distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into an IRA. The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the Internal Revenue Service. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within 7 days of the earlier of the establishment of the IRA or their purchase. Various tax penalties may apply to contributions in excess of specified limits, aggregate distributions in excess of $150,000 annually, distributions that do not satisfy specified requirements, and certain other transactions. A Qualified Contract will be amended as necessary to conform to the requirements of the Code. Purchasers should seek competent advice as to the suitability of the Contract for use with IRAs.
         Section 403(b) Plans
         Under Code Section 403(b), payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes.
         Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of: (1) elective contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings in such years on amounts held as of the last year beginning before January 1, 1989. Distribution of those amounts may only occur upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.
         Withholding
         Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions. Federal income tax withholding is mandatory for certain distributions from Section 401 or Section 403(b) retirement plans.
         Restrictions under Qualified Contracts
         Other restrictions with respect to the election, commencement, or distribution of benefits may apply under
Qualified Contracts or under the terms of the plans in respect of which Qualified Contracts are issued.
Possible Changes in Taxation
         In past years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of non-qualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this prospectus Congress is not actively considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change). Other Tax Consequences
  As noted above, the foregoing discussion of the federal income tax consequences is not exhaustive and special rules are provided with respect to other tax situations not discussed in this Prospectus. Further, the federal income tax consequences discussed herein reflect Transamerica's understanding of current law and the law may change. Federal estate and gift tax consequences and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under the Contract depend on the individual circumstances of each Owner or recipient of the distribution. A competent tax adviser should be consulted for further information. General
         At the time the Initial Purchase Payment is paid, a prospective purchaser must specify whether he or she is purchasing a Non-Qualified Contract or a Qualified Contract. If the Initial Premium is derived from an exchange or surrender of another annuity contract, Transamerica may require that the prospective purchaser provide information with regard to the federal income tax status of the previous annuity contract. Transamerica will require that persons purchase separate Contracts if they desire to invest monies qualifying for different annuity tax treatment under the Code. Each such separate Contract would require the minimum Initial Purchase Payment stated above. Additional Purchase Payments under a Contract must qualify for the same federal income tax treatment as the Initial Purchase Payment under the Contract; Transamerica will not accept an additional Purchase Payment under a Contract if the federal income tax treatment of such Purchase Payment would be different from that of the Initial Purchase Payment.

DISTRIBUTION OF THE CONTRACT

         Transamerica Securities Sales Corporation ("TSSC") is the principal underwriter of the Contracts. TSSC may also serve as an underwriter and distributor of other contracts issued through the Variable Account and certain other separate accounts of Transamerica and affiliates of Transamerica. TSSC is a wholly-owned subsidiary of Transamerica Insurance Corporation of California, which is a subsidiary of the Transamerica Corporation. TSSC is registered with the Commission as a broker/dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Its principal offices are located at 1150 South Olive Street, Los Angeles, California 90015. Transamerica pays TSSC for acting as the principal underwriter under a distribution agreement.
         TSSC has entered into sales agreements with other broker/dealers to solicit applications for the Contracts through registered representatives who are licensed to sell securities and variable insurance products. These agreements provide that applications for the Contracts may be solicited by registered representatives of the broker/dealers appointed by Transamerica to sell its variable life insurance and variable annuities. These broker/dealers are registered with the Commission and are members of the NASD. The registered representatives are authorized under applicable state regulations to sell variable life insurance and variable annuities.
         Under the agreements, Contracts will be sold by broker/dealers which will receive compensation of up to 6.25% of any Initial and additional Purchase Payments made. Additional amounts may be paid in certain circumstances (such as upon certain annuitizations, when an additional commission of 2.5% of the Account Value annuitized may be paid). Additional amounts, including asset based trail commissions, may be paid in some situations.
         Transamerica Financial Resources, Inc. ("TFR") also is an underwriter and distributor of the Contracts.
TFR is a wholly-owned subsidiary of Transamerica Insurance Corporation of California and is registered with the
Commission and the NASD as a broker/dealer.
LEGAL PROCEEDINGS
         There is no pending material legal proceeding affecting the Variable Account. Transamerica is involved in various kinds of routine litigation which, in management's judgment, are not of material importance to
Transamerica's assets or to the Variable Account.
LEGAL MATTERS
         Advice   regarding   certain  legal  matters   concerning  the  federal
securities laws applicable to the issue and sale of the Contract has been provided by Sutherland, Asbill & Brennan. The organization of Transamerica, its authority to issue the Contract and the validity of the form of the Contract have been passed upon by James W. Dederer, Executive Vice President, Secretary and General Counsel of Transamerica.
ACCOUNTANTS
         The consolidated financial statements of Transamerica at December 31, 1995, and December 31, 1994, and for each of the three years in the period ended December 31, 1995, and the financial statements for the Variable Account at December 31, 1995, have been audited by Ernst & Young LLP, Independent Auditors, as set forth in their reports appearing in the Statement of Additional
Information, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.
VOTING RIGHTS
         To the extent required by applicable law, all Portfolio shares held in the Variable Account will be voted by Transamerica at regular and special shareholder meetings of the respective Funds in accordance with instructions received from persons having voting interests in the corresponding Sub-Account. If, however, the 1940

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Act  or  any  regulation  thereunder  should  be  amended,  or  if  the  present interpretation thereof should change, or if Transamerica determines that it is allowed to vote all Portfolio shares in its own right, Transamerica may elect to do so.
         The person with the voting interest is the Owner. The number of votes which are available to an Owner will be calculated separately for each Sub-Account of the Variable Account. Before the Annuity Date, that number will be determined by applying his or her percentage interest, if any, in a particular Sub-Account to the total number of votes attributable to that Sub-Account. The Owner holds a voting interest in each Sub-Account to which the Account Value is allocated. After the Annuity Date, the number of votes decreases as Annuity Payments are made and as the reserves for the Contract decrease.
         The number of votes of a Portfolio  will be  determined  as of the date
coincident  with  the  date   established  by  that  Portfolio  for  determining
shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the respective Funds.
         Shares as to which no timely instructions are received and shares held by Transamerica as to which Owners have no beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in the Sub-Account. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
         Each person or entity having a voting interest in a Sub-Account will receive proxy material, reports and other material relating to the appropriate Portfolio.
         It should be noted that the Funds are not required, and do not intend, to hold annual or other regular meetings of shareholders.
AVAILABLE INFORMATION
         Transamerica  has filed a  registration  statement  (the  "Registration
Statement") with the Securities and Exchange Commission under the 1933 Act relating to the Contract offered by this Prospectus. This Prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto, and reference is hereby made to such Registration Statement and exhibits for further information relating to Transamerica and the Contract. Statements contained in this Prospectus, as to the content of the Contract and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments filed as exhibits to the Registration Statement. The Registration Statement and the exhibits thereto may be inspected and copied at the office of the Commission, located at 450 Fifth Street, N.W., Washington, D.C.

STATEMENT OF ADDITIONAL INFORMATION
         A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

TABLE OF CONTENTS                                                     Page

THE CONTRACT.................................................................3
DOLLAR COST AVERAGING........................................................3
NET INVESTMENT FACTOR........................................................3
ANNUITY PERIOD...............................................................3
         Variable Annuity Units and Payments.................................4
         Variable Annuity Unit Value.........................................4
         Transfers After the Annuity Date....................................4
GENERAL PROVISIONS...........................................................4
         IRS Required Distributions..........................................4
         Non-Participating...................................................4
         Misstatement of Age or Sex..........................................4
         Proof of Existence and Age..........................................4
         Assignment..........................................................5
         Annuity Data........................................................5
         Annual Report.......................................................5
         Incontestability....................................................5
         Ownership...........................................................5
         Entire Contract.....................................................5
         Changes in the Contract.............................................5
         Protection of Benefits..............................................6
         Delay of Payments...................................................6
         Notices and Directions..............................................6
CALCULATION OF YIELDS AND TOTAL RETURNS......................................6
         Money Market Sub-Account Yield Calculation..........................6
         Other Sub-Account Yield Calculations................................7
         Standard Total Return Calculations..................................7
         Hypothetical Performance Data.......................................8
         Other Performance Data..............................................8
HISTORIC PERFORMANCE DATA....................................................8
         General Limitations.................................................8
         Sub-Account Performance Figures.....................................9
         Hypothetical Sub-Account Performance Figures.......................11
FEDERAL TAX MATTERS.........................................................13
         Taxation of Transamerica...........................................13
         Tax Status of the Contract.........................................13
DISTRIBUTION OF THE CONTRACT................................................14
SAFEKEEPING OF VARIABLE ACCOUNT ASSETS......................................15
TRANSAMERICA................................................................15
         General Information and History....................................15
STATE REGULATION............................................................15
RECORDS AND REPORTS.........................................................15
FINANCIAL STATEMENTS........................................................15

Appendix A



Example of Variable Accumulation Unit Value Calculations
         Suppose the net asset value per share of a Portfolio at the end of the current Valuation Period is $20.15; at the end of the immediately preceding Valuation Period it was $20.10; the Valuation Period is one day; and no dividends or distributions caused the Portfolio to go "ex-dividend" during the current Valuation Period. $20.15 divided by $20.10 is 1.002488. Subtracting the one day risk factor for Mortality and Expense Risk Charge and the Administrative Expense Charge of .003814% (the daily equivalent of the current charge of 1.40% on an annual basis) gives a Net Investment Factor of 1.002449. If the value of the Variable Accumulation Unit for the immediately preceding Valuation Period had  been  15.500000,  the  value  for the  current  Valuation  Period  would be
15.537966 (15.5 x 1.002449). Example of Variable Annuity Unit Value Calculations Suppose the circumstances of the first example exist, and the value of a Variable Annuity Unit for the immediately  preceding Valuation Period had been
13.500000. If the first Variable Annuity Payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the Variable Annuity Unit for the current Valuation Period would be 13.531613 (13.5 x 1.002449 (the Net Investment Factor) x 0.999893). 0.999893 is the
factor, for a one day Valuation Period, that neutralizes the assumed rate of four percent (4%) per year used to establish the Variable Annuity Rates found in the Contract. Example of Variable Annuity Payment Calculations
         Suppose that the Account is currently credited with 3,200.000000 Variable Accumulation Units of a particular Sub-Account.
         Also suppose that the Variable Accumulation Unit Value and the Variable Annuity Unit Value for the particular Sub-Account for the Valuation Period which ends immediately preceding the first day of the month is 15.500000 and 13.500000 respectively, and that the Variable Annuity Rate for the age and option elected is $5.73 per $1,000. Then the first Variable Annuity Payment would be:

         3.200 x 15.5 x 5.73 divided by 1,000 = $284.21,
         and the number of Variable Annuity Units credited for future payments would be:
         284.21 divided by 13.5 = 21.052444.

         For the second monthly payment, suppose that the Variable Annuity Unit Value on the 10th day of the second month is 13.565712. Then the second Variable Annuity Payment would be $285.59 (21.052444 x 13.565712).



                                                            A-1

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                                                       "BACK COVER"































                                   Issued by:

                             Transamerica Occidental
                             Life Insurance Company
            (Certificate Form GNC-33, Individual Contract Form 1-502)

                                1150 South Olive
                              Los Angeles, CA 90015



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